                                                                     EXHIBIT 4.1

--------------------------------------------------------------------------------


                            SERIES 1998-4 SUPPLEMENT
                         Dated as of November 17, 1998

                                       to

                        POOLING AND SERVICING AGREEMENT
                         Dated as of September 30, 1993

                                  $750,000,000



                            CAPITAL ONE MASTER TRUST

                                 SERIES 1998-4



                                     among

                                CAPITAL ONE BANK
                              Seller and Servicer

                                      and

                              THE BANK OF NEW YORK
                                    Trustee
               on behalf of the Series 1998-4 Certificateholders


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                   ARTICLE I

                   Creation of the Series 1998-4 Certificates


Section 1.01.  Designation................................................... 1


                                   ARTICLE II

                                  Definitions


Section 2.01.  Definitions................................................... 2
Section 2.02.  Amendment to Section 2.08 of the Agreement................... 18


                                  ARTICLE III

                              Servicer and Trustee


Section 3.01.  Servicing Compensation....................................... 19


                                   ARTICLE IV

                 Rights of Series 1998-4 Certificateholders and
                          Class C Interest Holders and
                   Allocation and Application of Collections

Section 4.01.  Collections and Allocations.................................. 20
Section 4.02.  Determination of Monthly Interest............................ 20
Section 4.03.  Determination of Monthly Principal; Series 1998-4 Accounts;
               Class A Accumulation Period.................................. 22
Section 4.04.  Required Amount.............................................. 24
Section 4.05.  Application of Class A Available Funds, Class B Available
               Funds, Class C Available Funds and Available Investor
               Principal Collections........................................ 25
Section 4.06.  Defaulted Amounts; Investor Charge-Offs...................... 28
Section 4.07.  Excess Spread; Excess Finance Charges........................ 29
Section 4.08.  Reallocated Principal Collections............................ 31
Section 4.09.  Excess Finance Charges....................................... 32
Section 4.10.  Shared Principal Collections; Excess Shared Principal
               Collections.................................................. 33

Section 4.11.  Reserve Account.............................................. 33
Section 4.12.  Cash Collateral Account...................................... 35

                                   ARTICLE V

                          Distributions and Reports to
                        Series 1998-4 Certificateholders

Section 5.01.  Distributions................................................ 37
Section 5.02.  Reports and Statements to Series 1998-4 Certificateholders... 38

                                   ARTICLE VI

                           Additional Pay Out Events

Section 6.01.  Additional Pay Out Events.................................... 39

                                  ARTICLE VII

                    Optional Repurchase; Series Termination

Section 7.01.  Optional Repurchase.......................................... 40
Section 7.02.  Series Termination........................................... 41

                                  ARTICLE VIII

                              Final Distributions

Section 8.01.  Sale of Receivables or Certificateholders' Interest pursuant to Section 2.06 or 9.01 of the Agreement..................... 41
Section 8.02. Distribution of Proceeds of Sale, Disposition or Liquidation of the Receivables pursuant to Section 9.02 of the Agreement. 43

                                   ARTICLE IX

           New Issuances; Addition of Accounts; Additional Issuances

Section 9.01.  New Issuances................................................ 45
Section 9.02.  Addition of Accounts......................................... 45
Section 9.03.  Additional Issuances of Series 1998-4 Certificates........... 45

                                   ARTICLE X
                            Miscellaneous Provisions

Section 10.01.   Ratification of Agreement.........................................  47
Section 10.02.   Counterparts......................................................  47
Section 10.03.   Governing Law.....................................................  47
Section 10.04.   Determination of Material Adverse Effect..........................  48
Section 10.05.   Book-Entry Certificates; Private Placement of Class B Certificates  48
Section 10.06.   Uncertificated Securities.........................................  48
Section 10.07.   Seller's Direction to the Trustee.................................  48

EXHIBITS
--------

EXHIBI  A-1    Form of Class A Certificate
EXHIBIT A-2    Form of Class B Certificate
EXHIBIT B      Form of Notification to the Trustee
EXHIBIT C      Form of Monthly Certificateholders' Statement
EXHIBIT D      Form of Monthly Servicing Officer's Certificate

                    SERIES 1998-4 SUPPLEMENT, dated as of November 17, 1998 (the
               "Supplement"), between CAPITAL ONE BANK, a Virginia banking corporation, as Seller and Servicer, and THE BANK OF NEW YORK, a New York banking corporation, as Trustee.

          Pursuant to the Pooling and Servicing Agreement dated as of September 30, 1993 (as amended and supplemented, the "Agreement"), among the Seller, the Servicer and the Trustee, the Seller has created Capital One Master Trust (the "Trust"). Section 6.03 of the Agreement provides that the Seller may from time to time direct the Trustee to authenticate one or more new Series of Investor Certificates representing fractional undivided interests in the Trust. The Principal Terms of any new Series are to be set forth in a Supplement to the Agreement.

          Pursuant to this Supplement, the Seller and the Trustee shall create a new Series of Investor Certificates and specify the Principal Terms thereof.


                                   ARTICLE I

                   Creation of the Series 1998-4 Certificates
                   ------------------------------------------

          Section 1.01.  Designation.
                         -----------

          (a) There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Supplement to be known as "Capital One Master Trust, Series 1998-4". The Series 1998-4 Certificates shall be issued in two Classes, the first of which shall be known as the "Class A 5.43% Asset Backed Certificates, Series 1998-4" and the second of which shall be known as the "Class B Floating Rate Asset Backed Certificates, Series 1998-4." In addition, there is hereby created a third Class of uncertificated interests in the Trust which, except as expressly provided herein, shall be deemed to be "Investor Certificates" for all purposes under the Agreement and this Series Supplement and which shall be known as the "Class C Floating Rate Asset Backed Interests, Series 1998-4."

          (b) Series 1998-4 shall be included in Group One and shall be a Principal Sharing Series and a Subordinated Excess Principal Series. Series 1998-4 shall not be subordinated to any other Series. Notwithstanding any provision in the Agreement or in this Supplement to the contrary, the first Distribution Date with respect to Series 1998-4 shall be the December 1998 Distribution Date.

          (c) In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Supplement shall govern.

          (d) The Class C Interest Holders, as holders of an "Investor Certificate" shall be entitled to the benefits of the Agreement and this Supplement. Notwithstanding the foregoing, except as expressly provided herein, the provisions of Article VI and
Article XII of the Agreement relating to the registration, authentication, delivery, presentation, cancellation and surrender of Registered Certificates and clauses (a) and (c) of the definition of "Tax Opinion" in Section 1.01 of the Agreement shall not be applicable to the Class C Interests. The Class C Interests shall be deemed to arise upon the payment of the amounts due on the Closing Date pursuant to the Loan Agreement.


                                  ARTICLE II

                                  Definitions
                                  -----------

          Section 2.01.  Definitions.
                         -----------

          (a) Whenever used in this Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms.

          "Accumulation Period" shall mean the Class A Accumulation Period.
           -------------------

          "Additional Class A Certificates" shall have the meaning specified in
           -------------------------------
Section 9.03(a).

          "Additional Class B Certificates" shall have the meaning specified in
           -------------------------------
Section 9.03(a).

          "Additional Interest" shall mean, at any time of determination, the
           -------------------
Class A Additional Interest, the Class B Additional Interest and the Class C Additional Interest.

          "Additional Investor Certificates" shall mean any one of the
           --------------------------------
Additional Class A Certificates or the Additional Class B Certificates.

          "Additional Issuance" shall have the meaning specified in
           -------------------
Section 9.03(a).

          "Additional Issuance Date" shall have the meaning specified in
           ------------------------
Section 9.03(a).

          "Adjusted Invested Amount" shall mean, with respect to any date of
           ------------------------
determination, an amount equal to the Invested Amount less the Principal Funding Account Balance on such date of determination.

          "Available Cash Collateral Amount" shall mean, with respect to any
           --------------------------------
Distribution Date, the lesser of (a) the amount on deposit in the Cash Collateral Account on such date (before giving effect to any deposit to, or withdrawal from, the Cash Collateral Account to be made with respect to such date) and (b) the Required Cash Collateral Amount as of such date.

          "Available Expected Principal" for any date of determination with
           ----------------------------
respect to each Monthly Period shall be equal to the excess of (a) the Expected Monthly Principal for such Monthly Period over (b) the sum of, without duplication, all scheduled amortizations or accumulations of principal, including past due shortfalls as of such date of determination, for all Non-Variable Accumulation Series which are not scheduled to be in their revolving periods as of such Monthly Period.

          "Available Investor Principal Collections" shall mean, with respect to
           ----------------------------------------
any Monthly Period, an amount equal to the sum of (a) (i) an amount equal to the Principal Allocation Percentage of all Collections of Principal Receivables received during such Monthly Period, minus (ii) the amount of Reallocated
                                     -----
Principal Collections with respect to such Monthly Period which pursuant to
Section 4.08(a) or (b) are required to fund any deficiency in the amount to be distributed pursuant to Sections 4.05(a)(i), (ii) and (iii), 4.05(b)(i) and (ii) and 4.07(c)(II) for the related Distribution Date, plus (b) the amount of
                                                   ----
Miscellaneous Payments, if any, for such Monthly Period that are allocated to Series 1998-4 pursuant to Section 4.03 of the Agreement, plus (c) any Shared
                                                         ----
Principal Collections with respect to other Series that are allocated to Series 1998-4 in accordance with Section 4.04 of the Agreement and Section 4.10 hereof, plus (d) the amount of any Excess Shared Principal Collections from other Series
----
that are allocated to Series 1998-4, plus (e) the amount of funds to be
                                     ----
distributed pursuant to Section 4.05(a)(iii) with respect to the related Distribution Date, plus (f) any other amounts which pursuant to Section 4.07
                   ----
hereof are to be treated as Available Investor Principal Collections with respect to the related Distribution Date plus (g) the proceeds of any withdrawal
                                         ----
from the Class C Spread Account in respect of the Class C Investor Default Amount (which proceeds will only be used to make principal payments on the Class C Interests).

          "Available Reserve Account Amount" shall mean, with respect to any
           --------------------------------
Distribution Date, the lesser of (a) the amount on deposit in the Reserve Account on such date (before giving effect to any deposit to be made to the Reserve Account on such Distribution Date) and (b) the Required Reserve Account Amount for such Distribution Date.

          "Base Rate" shall mean, with respect to any Monthly Period, the
           ---------
annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of the Class A Monthly Interest, the Class B Monthly Interest, the Class C Monthly Interest and the Monthly Servicing Fee with respect to the related Distribution Date and the denominator of which is the Invested Amount as of the last day of the preceding Monthly Period.

          "Cash Collateral Account" shall have the meaning specified in Section
           -----------------------
4.12(a).

          "Cash Collateral Account Investments" shall mean Eligible Investments.
           -----------------------------------

          "Cash Collateral Surplus" shall mean, as of any date of determination,
           -----------------------
the amount, if any, by which the amount on deposit in the Cash Collateral Account on such date (before giving effect to any deposit to, or withdrawal from, the Cash Collateral Account on such date) exceeds the Required Cash Collateral Amount. Any Cash Collateral Surplus shall be applied in accordance with the Loan Agreement.

          "Class A Accumulation Period" shall mean, unless a Pay Out Event shall
           ---------------------------
have occurred prior thereto, the period commencing at the close of business on the last day of the February 2002 Monthly Period or such later date as is determined in accordance with Section 4.03(f) and ending on the first to occur of (a) the commencement of the Early Amortization Period, (b) the payment in full to Class A Certificateholders of the Class A Invested Amount or (c) the Termination Date.

          "Class A Accumulation Period Amount" shall mean for each Monthly
           ----------------------------------
Period, an amount equal to the product of (i) Available Expected Principal for such Monthly Period and (ii) a fraction, the numerator of which is the Class A Initial Invested Amount and the denominator of which is the sum of (a) the Class A Initial Invested Amount and (b) the invested amounts of all other Variable Accumulation Series which are not scheduled to be in their revolving periods as of such Monthly Period; provided that, for purposes of this definition, the
                        --------
commencement date of the accumulation period of each such Variable Accumulation Series shall be deemed to have been postponed to the latest permissible date, determined as if the provisions of Section 4.03(f) applied to each such Series with such changes as may be specified with respect to such Series (applying such provisions first to the Variable Accumulation Series with the latest expected final payment date and next to each Series with the next preceding expected final payment date).

          "Class A Accumulation Period Length" shall have the meaning specified
           ----------------------------------
in Section 4.03(f).

          "Class A Additional Interest" shall have the meaning specified in
           ---------------------------
Section 4.02(a).

          "Class A Adjusted Invested Amount" shall mean, with respect to any
           --------------------------------
date of determination, an amount equal to the Class A Invested Amount less the Principal Funding Account Balance on such date.

          "Class A Available Funds" shall mean, with respect to any Monthly
           -----------------------
Period, an amount equal to the sum of (a) the amount of Principal Funding Investment Proceeds, if any, with respect to such Distribution Date, (b) the Class A Floating Percentage of the Collections of Finance Charge Receivables (other than Finance Charge Receivables allocated to Servicer Interchange with respect to such Monthly Period) allocated to the Series 1998-4 Certificates (including any investment earnings that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement and this Supplement) and (c) the amount of funds, if any, to be withdrawn from the Reserve Account which, pursuant to Section 4.11(d), are required to be included in Class A Available Funds with respect to such Distribution Date.

          "Class A Certificate Rate" shall mean 5.43% per annum, calculated on
           ------------------------
the basis of a 360-day year consisting of twelve 30-day months.

          "Class A Certificateholder" shall mean the Person in whose name a
           -------------------------
Class A Certificate is registered in the Certificate Register.

          "Class A Certificates" shall mean any of Certificates executed by the
           --------------------
Bank and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1. For the avoidance of doubt, when used in this Supplement the term "Class A Certificates" shall include any Additional Class A Certificates.

          "Class A Expected Final Payment Date" shall mean the November 2003
           -----------------------------------
Distribution Date.

          "Class A Floating Percentage" shall mean, with respect to any Monthly
           ---------------------------
Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class A Adjusted Invested Amount as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Invested Amount as of such day; provided, however, that, with respect to the first Monthly Period,
             --------  -------
the Class A Floating Percentage shall mean the Class A Initial Percentage.

          "Class A Initial Invested Amount" shall mean the aggregate initial
           -------------------------------
principal amount of the Class A Certificates, which is $631,875,000, and the aggregate initial principal amount of any Additional Class A Certificates.

          "Class A Initial Percentage" shall mean the percentage equivalent of a
           --------------------------
fraction, the numerator of which is the Class A Initial Invested Amount and the denominator of which is the Initial Invested Amount.

          "Class A Interest Shortfall" shall have the meaning specified in
           --------------------------
Section 4.02(a).

          "Class A Invested Amount" shall mean, on any date of determination, an
           -----------------------
amount equal to (a) the Class A Initial Invested Amount, minus (b) the aggregate
                                                         -----
amount of principal payments made to the Class A Certificateholders on or prior to such date, minus (c) the excess, if any, of the aggregate amount of Class A
              -----
Investor Charge-Offs for all prior Distribution Dates over the aggregate amount
                                                      ----
of Class A Investor Charge-Offs reimbursed pursuant to Section 4.06(a) prior to such date; provided, however, that the Class A Invested Amount may not be
           --------  -------
reduced below zero.

          "Class A Investor Charge-Offs" shall have the meaning specified in
           ----------------------------
Section 4.06(a).

          "Class A Investor Default Amount" shall mean, with respect to each
           -------------------------------
Distribution Date, an amount equal to the product of (i) the Investor Default Amount for the related Monthly Period and (ii) the Class A Floating Percentage for such Monthly Period.

          "Class A Monthly Interest" shall have the meaning specified in Section
           ------------------------
4.02(a).

          "Class A Monthly Principal" shall have the meaning specified in
           -------------------------
Section 4.03(a).

          "Class A Outstanding Additional Interest" shall mean, with respect to
           ---------------------------------------
any Distribution Date, the amount of Class A Additional Interest previously due but not paid to the Class A Certificateholders.

          "Class A Outstanding Monthly Interest" shall mean, with respect to any
           ------------------------------------
Distribution Date, the amount of Class A Monthly Interest previously due but not paid to the Class A Certificateholders.

          "Class A Penalty Rate" shall mean the sum of the Class A Certificate
           --------------------
Rate and 2.00% per annum.

          "Class A Principal Percentage" shall mean, with respect to any Monthly
           ----------------------------
Period (i) during the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Invested Amount as of the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, the Closing Date) and the denominator of which is the Invested Amount as of such day and (ii) during the Class A Accumulation Period, Class B Amortization Period, Class C Amortization Period or the Early Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Invested Amount as of the last day of the Revolving Period, and the denominator of which is the Invested Amount as of such last day; provided,
                                                                 --------
however, that, with respect to the first Monthly Period, the Class A Principal
-------
Percentage shall mean the Class A Initial Percentage.

          "Class A Required Amount" shall have the meaning specified in Section
           -----------------------
4.04(a).

          "Class A Servicing Fee" shall have the meaning specified in Section
           ---------------------
3.01.

          "Class B Additional Interest" shall have the meaning specified in
           ---------------------------
Section 4.02(b).

          "Class B Amortization Period" shall mean the period commencing on the
           ---------------------------
Class B Principal Commencement Date and ending on the first to occur thereafter of (a) the commencement of the Early Amortization Period, (b) the payment in full to the Class B Certificateholders of the Class B Invested Amount or (c) the Termination Date.

          "Class B Available Funds" shall mean, with respect to any Monthly
           -----------------------
Period, an amount equal to the Class B Floating Percentage of the Collections of Finance Charge Receivables (other than Finance Charge Receivables allocated to Servicer Interchange with respect to such Monthly Period) allocated to the Series 1998-4 Certificates (including any investment earnings that are to be treated as Collections of Finance Receivables in accordance with the Agreement).

          "Class B Certificate Rate" shall mean, for any Interest Period, a per
           ------------------------
annum rate equal to LIBOR for such Interest Period plus 0.65%.
                                                   ----

          "Class B Certificateholder" shall mean the Person in whose name a
           -------------------------
Class B Certificate is registered in the Certificate Register.

          "Class B Certificates" shall mean any one of the Certificates executed
           --------------------
by the Bank and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2.

For the avoidance of doubt, the term "Class B Certificates" when used in this Supplement shall include any Additional Class B Certificates.

          "Class B Expected Final Payment Date" shall mean the January 2004
           -----------------------------------
Distribution Date.

          "Class B Floating Percentage" shall mean, with respect to any Monthly
           ---------------------------
Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class B Invested Amount as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Invested Amount as of the close of business on such day; provided, however, that, with respect to the first Monthly Period, the Class B Floating Percentage shall mean the Class B Initial Percentage.

          "Class B Initial Invested Amount" shall mean the aggregate initial
           -------------------------------
principal amount of the Class B Certificates, which is $60,000,000, and the aggregate initial principal amount of any Additional Class B Certificates.

          "Class B Initial Percentage" shall mean the percentage equivalent of a
           --------------------------
fraction, the numerator of which is the Class B Initial Invested Amount and the denominator of which is the Initial Invested Amount.

          "Class B Interest Shortfall" shall have the meaning specified in
           ---------------------------
Section 4.02(b).

          "Class B Invested Amount" shall mean, on any date of determination, an
           ------------------------
amount equal to (a) the Class B Initial Invested Amount, minus (b) the aggregate
                                                         -----
amount of principal payments made to the Class B Certificateholders prior to such date, minus (c) the aggregate amount of Class B Investor Charge-Offs for
           -----
all prior Distribution Dates, minus (d) the aggregate amount of Reallocated
                              -----
Principal Collections allocated on all prior Distribution Dates pursuant to
Section 4.08(a) (excluding any Reallocated Principal Collections that have resulted in a reduction in the Class C Invested Amount pursuant to Section 4.06(c)), minus (e) an amount equal to the amount by which the Class B Invested
          -----
Amount has been reduced on all prior Distribution Dates pursuant to Section 4.06(a), plus (f) the amount of Excess Spread and Excess Finance Charges
         ----
allocated and available on all prior Distribution Dates pursuant to Section 4.07(d) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that the Class B Invested
                                    --------  -------
Amount may not reduced below zero.

          "Class B Investor Charge-Offs" shall have the meaning specified in
           ----------------------------
Section 4.06(b).

          "Class B Investor Default Amount" shall mean, with respect to each
           -------------------------------
Distribution Date, an amount equal to the product of (i) the Investor Default Amount for the related Monthly Period and (ii) the Class B Floating Percentage for such Monthly Period.

          "Class B Monthly Interest" shall have the meaning specified in Section
           ------------------------
4.02(b).

          "Class B Monthly Principal" shall have the meaning specified in
           -------------------------
Section 4.03(b).

          "Class B Outstanding Additional Interest" shall mean, with respect to
           ---------------------------------------
any Distribution Date, the amount of Class B Additional Interest previously due but not paid to the Class B Certificateholders.

          "Class B Outstanding Monthly Interest" shall mean, with respect to any
           ------------------------------------
Distribution Date, the amount of Class B Monthly Interest previously due but not paid to the Class B Certificateholders.

          "Class B Penalty Rate" shall mean the sum of the Class B Certificate
           --------------------
Rate and 2.00% per annum.

          "Class B Principal Commencement Date" shall mean the Distribution Date
           -----------------------------------
on which the Class A Invested Amount is paid in full.

          "Class B Principal Percentage" shall mean, with respect to any Monthly
           ----------------------------
Period (i) during the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Invested Amount as of the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, the Closing Date) and the denominator of which is the Invested Amount as of such day and (ii) during the Class A Accumulation Period, the Class B Amortization Period, the Class C Amortization Period or the Early Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Invested Amount as of the last day of the Revolving Period, and the denominator of which is the Invested Amount as of such last day; provided, however, that, with respect to the first Monthly Period, the Class B Principal Percentage shall mean the Class B Initial Percentage.

          "Class B Required Amount" shall have the meaning specified in Section
           -----------------------
4.04(b).

          "Class B Servicing Fee" shall have the meaning specified in Section
           ---------------------
3.01.

          "Class C Additional Interest" shall have the meaning specified in
           ---------------------------
Section 4.02(c).

          "Class C Amortization Period" shall mean the period beginning on the
           ---------------------------
Class C Principal Commencement Date and ending on the first to occur thereafter of (a) the commencement of the Early Amortization Period, (b) the payment in full to the Class C Interest Holders of the Class C Invested Amount or (c) the Termination Date.

          "Class C Available Funds" shall mean, with respect to any Monthly
           -----------------------
Period, an amount equal to the Class C Floating Percentage of the Collections of Finance Charge Receivables (other than Finance Charge Receivables allocated to Servicer Interchange with respect to such Monthly Period) allocated to the Series 1998-4 Certificates (including any investment earnings that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement).

          "Class C Floating Percentage" shall mean, with respect to any Monthly
           ---------------------------
Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class C Invested Amount as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Invested Amount as of such day; provided, however, that with respect to the first Monthly Period, the Class C
--------  -------
Floating Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class C Initial Invested Amount and the denominator of which is the Initial Invested Amount.

          "Class C Initial Invested Amount" shall mean $58,125,000.
           -------------------------------

          "Class C Interest" shall mean a fractional undivided interest in the
           ----------------
Trust which shall consist of the right to receive, to the extent necessary to make the required payments to a Class C Interest Holder under this Supplement and under the Loan Agreement, the portion of Collections allocable thereto under the Agreement and this Supplement, funds on deposit in the Collection Account allocable thereto pursuant to the Agreement and this Supplement and, subject to the rights of the other Series 1998-4 Certificateholders with respect thereto, funds on deposit in the Cash Collateral Account and funds on deposit in the Class C Spread Account available pursuant to the Class C Supplemental Agreement.

          "Class C Interest Holder" shall mean the entity so designated in the
           -----------------------
Loan Agreement.

          "Class C Interest Rate" shall mean the rate designated as such in the
           ---------------------
Loan Agreement, such rate not to exceed LIBOR plus 1.50% per annum.

          "Class C Interest Shortfall" shall have the meaning specified in
           --------------------------
subsection 4.02(c).

          "Class C Invested Amount" shall mean, when used with respect to any
           -----------------------
date, an amount equal to (a) the Class C Initial Invested Amount, minus (b) the
                                                                  -----
aggregate amount of principal payments made to the Class C Interest Holders prior to such date (other than principal payments made from the proceeds of any withdrawal from the Class C Spread Account for the purpose of reimbursing previous reductions in the Class C Invested Amount as provided in the Loan Agreement), minus (c) an amount equal to the aggregate amount by which the Class
            -----
C Invested Amount has been reduced on all prior Distribution Dates pursuant to
Section 4.06, plus (d) the aggregate amount of Excess Finance Charges and Excess
              ----
Spread allocated and available on all prior Distribution Dates pursuant to
Section 4.07(h) for the purpose of reimbursing amounts deducted pursuant to the foregoing clause (c); provided, however, that the Class C Invested Amount may
                      --------  -------
not be reduced below zero.

          "Class C Investor Default Amount" shall mean, with respect to each
           -------------------------------
Distribution Date, an amount equal to the product of (i) the Investor Default Amount for the related Monthly Period and (ii) the Class C Floating Percentage for such Monthly Period.

          "Class C Monthly Interest" shall have the meaning specified in Section
           ------------------------
4.02(c).

          "Class C Monthly Principal" shall have the meaning specified in
           -------------------------
Section 4.03(c).

          "Class C Outstanding Additional Interest" shall mean, with respect to
           ---------------------------------------
any Distribution Date, the amount of Class C Additional Interest previously due but not paid to the Class C Interest Holders.

          "Class C Outstanding Monthly Interest" shall mean, with respect to any
           ------------------------------------
Distribution Date, the amount of Class C Monthly Interest previously due but not paid to the Class C Interest Holders.

          "Class C Principal Commencement Date" shall mean the Distribution Date
           -----------------------------------
on which the Class B Invested Amount is paid in full.

          "Class C Servicing Fee" shall have the meaning specified in Section
           ---------------------
3.01.

          "Class C Spread Account" shall mean the Spread Account as defined in
           ----------------------
the Loan Agreement.

          "Closing Date" shall mean November 17, 1998.
           ------------

          "Controlled Accumulation Amount" shall mean for any Distribution Date
           ------------------------------
with respect to the Class A Accumulation Period, $31,593,750; provided, however,
                                                              --------  -------
that, if the Class A Accumulation Period is modified pursuant to Section 4.03(f), (i) the Controlled Accumulation Amount for each Distribution Date with respect to the Class A Accumulation Period shall mean the amount specified in accordance with such Section on the date on which the Class A Accumulation Period has most recently been modified, (ii) the Controlled Accumulation Amount for each related Monthly Period shall be no greater than the Class A Accumulation Period Amount for such Monthly Period and (iii) the sum of the Controlled Accumulation Amounts for all Distribution Dates with respect to the modified Class A Accumulation Period shall not be less than the Class A Initial Invested Amount.

          "Controlled Deposit Amount" shall mean, for any Distribution Date with
           -------------------------
respect to the Class A Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Distribution Date and any Deficit Controlled Accumulation Amount for the immediately preceding Distribution Date.

          "Covered Amount" shall mean for any Distribution Date with respect to
           --------------
the Class A Accumulation Period or the first Special Payment Date, if such Special Payment Date occurs prior to the Class B Principal Commencement Date, an amount equal to one-twelfth of the product of (i) the Class A Certificate Rate and (ii) the Principal Funding Account Balance, if any, as of the preceding Distribution Date.

          "Cut-Off Date" shall mean November 1, 1998.
           ------------

          "Deficit Controlled Accumulation Amount" shall mean (a) on the first
           --------------------------------------
Distribution Date with respect to the Class A Accumulation Period, the excess, if any, of the Controlled Accumulation Amount for such Distribution Date over the amount distributed from the Collection Account as Class A Monthly Principal for such Distribution Date and (b) on each subsequent Distribution Date with respect to the Class A Accumulation Period, the excess, if any, of the Controlled Deposit Amount for such subsequent Distribution Date plus any Deficit Controlled Accumulation Amount for the prior Distribution Date over the amount distributed from the Collection Account as Class A Monthly Principal for such subsequent Distribution Date.

          "Early Amortization Period" shall mean the period commencing at the
           -------------------------
close of business on the Business Day immediately preceding the day on which a Pay Out Event with respect to Series 1998-4 is deemed to have occurred, and ending on the first to occur of (i) the payment in full to the Class A Certificateholders and the Class B Certificateholders of the Class A Invested Amount and the Class B Invested Amount, respectively, and the payment in full to the Class C Interest Holders of the Class C Invested Amount, if any, or (ii) the Termination Date.

          "Excess Shared Principal Collections" shall mean the excess of the
           -----------------------------------
Shared Principal Collections over the aggregate amount of Principal Shortfalls for all Series, as defined in each related Supplement, which are Principal Sharing Series for such Distribution Date.

          "Excess Spread" shall mean, with respect to any Distribution Date, the
           -------------
sum of the amounts, if any, specified pursuant to Sections 4.05(a)(iv), 4.05(b)(iii) and 4.05(c)(ii) with respect to such Distribution Date.

          "Expected Monthly Principal" shall be equal to the product of (i) the
           --------------------------
lowest of the monthly principal payment rates (determined by dividing Collections of Principal Receivables during a calendar month by the amount of Principal Receivables in the Trust as of the last day of the preceding month, adjusted for additions and removals occurring after such last day), expressed as a decimal for the 12 calendar months preceding the date of such calculation (or such lower principal payment rate as the Servicer may select) and (ii) the sum of the Initial Invested Amounts (as defined in the related Supplement) of all outstanding Series, other than Variable Funding Series.

          "Finance Charge Shortfall" shall have the meaning specified in Section
           ------------------------
4.09.

          "Fitch" shall mean Fitch IBCA, Inc.
           -----

          "Floating Allocation Percentage" shall mean, with respect to any
           ------------------------------
Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Adjusted Invested Amount as of the last day of the preceding Monthly Period and the denominator of which is the sum of the total amount of Principal Receivables in the Trust and the principal amount on deposit in the Excess Funding Account as of such last day; provided, however, that, with respect to the first Monthly Period, the Floating
--------  -------
Allocation Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Initial Invested Amount and the denominator of which is the sum of the total amount of Principal

Receivables in the Trust on the Cut-Off Date and the principal amount on deposit in the Excess Funding Account as of such day.

          "Group One" shall mean Series 1998-4 and each other series specified
           ---------
in the related Supplement to be included in Group One.

          "Initial Cash Collateral Amount" shall mean $9,375,000.
           ------------------------------

          "Initial Invested Amount" shall mean the sum of the Class A Initial
           -----------------------
Invested Amount, the Class B Initial Invested Amount and the Class C Initial Invested Amount.

          "Initial Servicing Fee" shall have the meaning specified in Section
           ---------------------
3.01.

          "Interest Payment Date" shall mean, with respect to the Class A
           ---------------------
Certificates, the Class B Certificates and the Class C Interests, the 15th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing on the December 1998 Distribution Date.

          "Interest Period" shall mean with respect to any Payment Date, the
           ---------------
period from and including the Payment Date immediately preceding such Payment Date (or, in the case of the first Payment Date, from and including the Closing
Date) to but excluding such Payment Date.

          "Invested Amount" shall mean, as of any date of determination, an
           ---------------
amount equal to the sum of (a) the Class A Invested Amount as of such date, (b) the Class B Invested Amount as of such date and (c) the Class C Invested Amount as of such date.

          "Investor Charge-Offs" shall mean Class A Investor Charge-Offs and
           --------------------
Class B Investor Charge-Offs.

          "Investor Default Amount" shall mean, with respect to any Distribution
           -----------------------
Date, an amount equal to the product of (a) the Defaulted Amount for the related Monthly Period and (b) the Floating Allocation Percentage for such Monthly Period.

          "LIBOR" shall mean, as of any LIBOR Determination Date, the rate for
           -----
deposits in U.S. dollars for a period equal to the relevant Interest Period (commencing on the first day of such Interest Period) which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that day shall be determined on the basis of the rates at which deposits in U.S. dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to the relevant Interest Period (commencing on the first day of such Interest Period). The Servicer shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day shall be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day shall be the arithmetic mean of the rates quoted by three major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in U.S. dollars to leading international banks for a period equal to the relevant Interest Period (commencing on the first day of such Interest Period); provided, however, that if the banks
                                    --------  -------
selected as aforesaid by the Servicer are not quoting as mentioned, the rate for that day shall be the rate then in effect on such LIBOR Determination Date.

                  "LIBOR Determination Date" shall mean, with respect to any
                   ------------------------
Interest Period, the second London Business Day prior to the commencement of such Interest Period (or, in the case of the initial Interest Period, the second London Business Day prior to the Closing Date).

                  "Loan Agreement" shall mean the Loan Agreement among the
                   --------------
Seller, the Servicer, the Trustee, the Class C Interest Holders parties thereto from time to time and the agent for the Class C Interest Holders, dated the date hereof, as amended, supplemented or otherwise modified from time to time in accordance with its terms.

                  "London Business Day" shall mean a day on which dealings in
                   -------------------
deposits in United States dollars are transacted in the London interbank market.

                  "Monthly Interest" means, with respect to any Distribution
                   ----------------
Date, the Class A Monthly Interest, the Class B Monthly Interest and Class C Monthly Interest for such Distribution Date.

                  "Monthly Servicing Fee" shall have the meaning specified in
                   ---------------------
Section 3.01.

                  "Net Servicing Fee Rate" shall mean (i) so long as the Seller
                   ----------------------
is the Servicer, 0.75%, (ii) if The Bank of New York is the Servicer, 1.25% per annum and (iii) if the Seller or The Bank of New York is no longer the Servicer, 2.00% per annum.

                  "Nonvariable Accumulation Series" shall mean Series 1993-1 and
                   -------------------------------
1993-4 and each outstanding Series that is not a Variable Funding Series or a Variable Accumulation Series.

                  "Payment Date" shall mean any Interest Payment Date and any
                   ------------
Special Payment Date.

                  "Portfolio Adjusted Yield" shall mean, with respect to any
                   ------------------------
Distribution Date, the average of the percentages obtained for each of the three preceding Monthly Periods by subtracting the Base Rate for each such Monthly Period from the Portfolio Yield for each such Monthly Period.

                  "Portfolio Yield" shall mean, with respect to any Monthly
                   ---------------
Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to (a) an amount equal to the product obtained by multiplying the Floating Allocation Percentage with respect to such Monthly Period and the amount of Collections of Finance Charge Receivables with respect to such Monthly Period (including any investment earnings and certain other amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement) calculated on a billed basis, or, in the case of any such Collections consisting of annual membership fees, on an amortized (rather than billed) basis, plus (b) the amount of any Principal
       ----

Funding Investment Proceeds for the related Distribution Date, plus (c) any
                                                               ----
Excess Finance Charges that are allocated to Series 1998-4 with respect to such Monthly Period, plus (d) the amount of funds, if any, withdrawn from the Reserve
                ----
Account which, pursuant to Section 4.11(d), are required to be included as Class A Available Funds for the Distribution Date with respect to such Monthly Period, minus (e) the Investor Default Amount for the Distribution Date with respect to
-----
such Monthly Period, and the denominator of which is the Invested Amount as of the last day of the preceding Monthly Period.

                  "Principal Allocation Percentage" shall mean, with respect to
                   -------------------------------
any day during a Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is (a) during the Revolving Period, the Invested Amount as of the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, the Cut-Off Date) and (b) after the end of the Revolving Period, the Invested Amount as of the last day of the Revolving Period and the denominator of which is the greater of (i) the sum of the total amount of Principal Receivables in the Trust as of the last day of the immediately preceding Monthly Period and the principal amount on deposit in the Excess Funding Account as of such last day (or, in the case of the first Monthly Period, the Cut-Off Date) and (ii) the sum of the numerators used to calculate the principal allocation percentages for all Series outstanding as of the date as to which such determination is being made; provided, however, that if after the commencement of the Class A Accumulation
--------  -------
Period, the Class B Amortization Period, the Class C Amortization Period or the Early Amortization Period a Pay Out Event occurs with respect to another Series that was designated in the Supplement therefor as a Series that is a "Paired Series" with respect to Series 1998-4, the Seller may, by written notice delivered to the Trustee and the Servicer, designate a different numerator for the foregoing fraction, provided that (x) such numerator is not less than the Adjusted Invested Amount as of the last day of the revolving period for such Paired Series and (y) the Seller shall have received written notice from each Rating Agency that such designation will not have a Ratings Effect and shall have delivered copies of each such written notice to the Servicer and the Trustee and the Seller shall have delivered to the Trustee an Officer's Certificate to the effect that, based on the facts known to such officer at that time, in the reasonable belief of the Seller, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would constitute a Pay Out Event, to occur with respect to Series 1998-4.

                  "Principal Funding Account" shall have the meaning set forth
                   -------------------------
in Section 4.03(d)(i).

                  "Principal Funding Account Balance" shall mean, with respect
                   ---------------------------------
to any date of determination during the Class A Accumulation Period, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

                  "Principal Funding Investment Proceeds" shall have the meaning
                   -------------------------------------
specified in Section 4.03(d)(ii).

                  "Principal Shortfall"  shall have the meaning specified in
                   -------------------
Section 4.10.

                  "Reallocated Principal Collections" shall mean, with respect
                   ---------------------------------
to any Monthly Period, the product of (a) the Principal Allocation Percentage with respect to such Monthly Period, (b) the aggregate amount of Collections in respect of Principal Receivables deposited in the Collection Account for such Monthly Period and (c) the sum of the Class B Floating Percentage and the Class C Floating Percentage with respect to such Monthly Period.

                  "Reassignment Amount" shall mean, with respect to any
                   -------------------
Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (i) the Adjusted Invested Amount on such Distribution Date, plus (ii) Monthly Interest for such
                                           ----
Distribution Date and any Monthly Interest previously due but not distributed to the Series 1998-4 Certificateholders and the Class C Interest Holders on a prior Distribution Date, plus (iii) the amount of Additional Interest, if any, for
                   ----
such Distribution Date and any Additional Interest previously due but not distributed to the Series 1998-4 Certificateholders and the Class C Interest Holders on a prior Distribution Date.

                  "Reference Banks" shall mean four major banks in the London
                   ---------------
interbank market selected by the Servicer.

                  "Required Cash Collateral Amount" shall mean, with respect to
                   -------------------------------
any Distribution Date, the greater of (i) the product of (a) the sum of the Class A Adjusted Invested Amount, the Class B Invested Amount and the Class C Invested Amount, each as of such Distribution Date after taking into account distributions made on such date, and (b) 1.25% and (ii) $1,041,667; provided,
                                                                    --------
however, that (i) if there are any withdrawals from the Cash Collateral Account
-------
pursuant to Section 4.12(c), or a Pay Out Event occurs with respect to Series 1998-4, then the Required Cash Collateral Amount for any Distribution Date shall equal the Required Cash Collateral Amount on the Distribution Date immediately preceding such withdrawal or Pay Out Event, (ii) in no event shall the Required Cash Collateral Amount exceed the sum of the Class A Adjusted Invested Amount, Class B Invested Amount and the Class C Invested Amount on any such date and
(iii) the Required Cash Collateral Amount may be reduced without the consent of the Series 1998-4 Certificateholders or the Class C Interest Holders, if (q) the Seller shall have received written notice from each Rating Agency that such reduction will not result in the reduction or withdrawal of the then current rating of the Series 1998-4 Certificates or the Class C Interests and (r) the Seller shall have delivered to the Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Seller, such reduction will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would constitute a Pay Out Event, to occur with respect to Series 1998-4.

                  "Required Draw Amount" shall have the meaning specified in
                   --------------------
Section 4.12(c).

                  "Required Reserve Account Amount" shall mean, with respect to
                   -------------------------------
any Distribution Date prior to the Reserve Account Funding Date, $0, and on or after the Reserve Account Funding Date, an amount equal to (a) the product of
(i) $6,318,750 and (ii) the Reserve Account Factor for such Distribution Date, or (b) any other amount designated by the Seller, provided that, if such designation is of a lesser amount, the Seller (i) shall have received written notice from each Rating Agency that such designation will not have a Ratings Effect and shall have delivered copies of each such written notice to the Servicer and the Trustee, and (ii) shall have delivered to the Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Seller, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event, to occur with respect to Series 1998-4.

                  "Reserve Account" shall have the meaning specified in Section
                   ---------------
4.11(a).

                  "Reserve Account Factor" shall mean, with respect to any date
                   ----------------------
of determination, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the number of Monthly Periods scheduled to be included in the Class A Accumulation Period as of such date and the denominator of which is twenty.

                  "Reserve Account Funding Date" shall mean the Distribution
                   ----------------------------
Date with respect to the Monthly Period which commences 12 months prior to the Monthly Period which as of the related Determination Date is scheduled to commence the Class A Accumulation Period in accordance with Section 4.03(f) provided that the Seller may delay the Reserve Account Funding Date to the Distribution Date which occurs not later than the number of months prior to the scheduled commencement date of the Class A Accumulation Period determined in accordance with the following schedule:

--------------------------------------------------------------------------------
Portfolio Adjusted Yield                              Number of Months
------------------------                    (rounded up to nearest whole number)
                                             ----------------------------------
--------------------------------------------------------------------------------
Less than 2%                                      12 x Reserve Account Factor
--------------------------------------------------------------------------------
2% or more, but less than 3%                      6 x Reserve Account Factor
--------------------------------------------------------------------------------
3% or more, but less than 4%                      4 x Reserve Account Factor
--------------------------------------------------------------------------------
4% or more                                        3 x Reserve Account Factor
--------------------------------------------------------------------------------

                  "Reserve Account Surplus" shall mean, as of any date of
                   -----------------------
determination, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

                  "Reserve Draw Amount"  shall have the meaning  specified in
                   -------------------
Section 4.11(c).

                  "Revolving Period" shall mean the period beginning at the
                   ----------------
close of business on the Cut-Off Date and ending on the earlier of (a) the close of business on the day the Class A Accumulation Period commences and (b) the close of business on the day the Early Amortization Period commences.

                  "Series 1998-4" shall mean the Series of Investor Certificates
                   -------------
(including any Additional Investor Certificates), the terms of which are specified in this Supplement (and, for the Class C Interests, in the Loan Agreement), and shall include the Class A Certificates, the Class B Certificates and the Class C Interests.

                  "Series 1998-4 Certificateholder" shall mean a Class A
                   -------------------------------
Certificateholder or a Class B Certificateholder.

                  "Series 1998-4 Certificate" shall mean a Class A Certificate
                   -------------------------
or a Class B Certificate.

                  "Series 1998-4 Holder" shall mean a Class A Certificateholder,
                   --------------------
a Class B Certificateholder or a Class C Interest Holder.

                  "Servicer Interchange" shall mean, for any Monthly Period, the
                   --------------------
product of (a) the Floating Allocation Percentage for such Monthly Period and
(b) the portion of Collections of Finance Charge Receivables allocated to the Series 1998-4 Certificates and the Class C Interests with respect to such Monthly Period that is attributable to Interchange; provided, however, that
                                                    --------  -------
Servicer Interchange for a Monthly Period shall not exceed one-twelfth of the product of (i) the Servicing Base Amount as of the last day of such Monthly Period and (ii) 0.75%.

                  "Servicing Base Amount" shall have the meaning specified in
                   ---------------------
Section 3.01.

                  "Servicing Fee Rate" shall mean 2.00%.
                   ------------------

                  "Special Payment Date" shall mean each Distribution Date with
                   --------------------
respect to the Early Amortization Period.

                  "Subordinated Excess Principal Series", shall mean Series
                   ------------------------------------
1998-4 and each other Series specified in the related supplement to be a Subordinated Excess Principal Series.

                  "Subordinated Excess Principal Shortfall" shall have the
                   ---------------------------------------
meaning specified in Section 4.10.

                  "Telerate Page 3750" shall mean the display page currently so
                   ------------------
designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for purpose of displaying comparable rates or prices).

                  "Termination Date" shall mean the January 2007 Distribution
                   ----------------
Date.

                  "Variable Accumulation Series" shall mean each outstanding
                   ----------------------------
Series, other than Series 1993-1 and 1993-4 and any Variable Funding Series, for which, pursuant to the terms of the related Supplement, at the time a determination is made pursuant to Section 4.03(f), the commencement date of the Accumulation Period may be changed.

                  "Variable Funding Series" shall mean any Series designated in
                   -----------------------
the related Supplement as a Variable Funding Series.

                  (b) Notwithstanding anything to the contrary in this Supplement or the Agreement, the term "Rating Agency" shall mean, whenever used in this Supplement or the Agreement with respect to Series 1998-4, Moody's and Standard & Poor's and Fitch. As used in this Supplement and in the Agreement with respect to Series 1998-4, "highest investment category" shall mean (i) in the case of Standard & Poor's, A-1+, AAA, AAAm or AAAm-G, as applicable, (ii) in the case of Moody's, P-1 or Aaa, as applicable and (iii) in the case of Fitch, if rated by Fitch, F-1+ or AAA, as applicable; provided,
                                                                  --------
however, that notwithstanding any other provision of the Agreement or this
-------
Supplement to the contrary, for purposes of the investment of funds in the Cash Collateral Account on and after the Class B Principal Commencement Date, "highest investment category" as used in the definition of "Eligible Investments" shall mean (i) in the case of Standard & Poor's, A-1, A-1+ or AAA, as applicable, (ii) in the case of Moody's, P-1 or Aaa, as applicable and (iii) in the case of Fitch, if rated by Fitch, F-1 or F-1+, or AAA, as applicable.

                  (c) Notwithstanding any provision of the Agreement or this Supplement, the term "Paying Agent" when used in the Agreement or this Supplement with respect to Series 1998-4, shall mean, the Paying Agent specified pursuant to the Agreement, and any successor paying agents with respect to the Class A Certificates, the Class B Certificates and the Class C Interests as the Seller may appoint from time to time in accordance with the provisions of the Pooling and Servicing Agreement.

                  (d) All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement.

                  (e) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Supplement shall refer to this Supplement as a whole and not to any particular provision of this Supplement; references to any Article, Section or Exhibit are references to Articles, Sections and Exhibits in or to this Supplement unless otherwise specified; and the term "including" means "including without limitation".

                  Section 2.02. Amendment to Section 2.08 of the Agreement.
                                ------------------------------------------
Section 2.08(c)(i) of the Agreement is hereby amended and restated in its entirety to read as follows:

                  (c) Automatic Additional Accounts. (i) The Seller may from
                      -----------------------------
         time to time, at its sole discretion, subject to and in compliance with the limitations specified in clause (ii) below and the applicable conditions specified in paragraph (d) below, designate Eligible Accounts to be included as Accounts as of the applicable Additional Cut-Off Date. For purposes of this paragraph, Eligible Accounts shall be deemed to include only consumer revolving credit card accounts or other consumer revolving credit accounts which (x) are originated by the Seller or any Affiliate of the Seller, (y) are of a type included as Initial Accounts or which have previously been included in any Addition which has been effected in accordance with all of the conditions specified in paragraph (d) below and (z) have a designation other than "Associate 20", "Associate 21", "Associate 195", "Associate 196" or "Associate 197" marketing programs in the Seller's credit card master file.


                                   ARTICLE III

                              Servicer and Trustee
                              --------------------

          Section 3.01.  Servicing Compensation.  The share of the Servicing Fee
                         ----------------------
allocable to the Series 1998-4 Certificateholders and the Class C Interest Holders with respect to any Distribution Date (the "Monthly Servicing Fee") shall be equal to one-twelfth the product of (a) the Servicing Fee Rate and (b) the Adjusted Invested Amount, if any, as of the last day of the Monthly Period preceding such Distribution Date (the amount calculated pursuant to this clause
(b) is referred to as the "Servicing Base Amount"); provided, however, with
                                                    --------  -------
respect to the first Distribution Date, the Monthly Servicing Fee (the "Initial Servicing Fee") shall be equal to the Servicing Fee accrued on the Initial Invested Amount at the Net Servicing Fee Rate for the period from the Closing Date to but excluding the first Distribution Date. On each Distribution Date, but only if the Seller or The Bank of New York is the Servicer, Servicer Interchange with respect to the related Monthly Period that is on deposit in the Collection Account shall be withdrawn from the Collection Account and paid to the Servicer in payment of a portion of the Monthly Servicing Fee with respect to such Monthly Period. In the case of any insufficiency of Servicer Interchange on deposit in the Collection Account, a portion of the Monthly Servicing Fee with respect to such Monthly Period will not be paid to the extent of such insufficiency of Servicer Interchange. The share of the Monthly Servicing Fee allocable to the Class A Certificateholders (after giving effect to the distribution of Servicer Interchange, if any, to the Servicer) with respect to any Distribution Date (the "Class A Servicing Fee") shall be equal to one-twelfth of the product of (a) the Class A Floating Percentage, (b) the Net Servicing Fee Rate and (c) the Servicing Base Amount; provided, however, that
                                                      --------  -------
with respect to the first Distribution Date, the Class A Servicing Fee shall be equal to the product of the Class A Floating Percentage as of the first Distribution Date and the Initial Servicing Fee, and provided further, that with
                                                     -------- -------
respect to the first Distribution Date following the Monthly Period in which an Additional Issuance Date occurs the Class A Servicing Fee shall be increased by an amount equal to the product of (a) the Net Servicing Fee Rate, (b) a fraction, the numerator of which is the actual number of days in the period from and including such Additional Issuance Date to but excluding such Distribution Date and the denominator of which is 360, (c) the increase in the Invested Amount as a result of such Additional Issuance and (d) the Class A Floating Percentage with respect to such Distribution Date. The share of the Monthly Servicing Fee allocable to the Class B Certificateholders (after giving effect to the distribution of Servicer Interchange, if any, to the Servicer) with respect to any Distribution Date (the "Class B Servicing Fee") shall be equal to one-twelfth of the product of (a) the Class B Floating Percentage, (b) the Net Servicing Fee Rate and (c) the Servicing Base Amount; provided, however, that
                                                      --------  -------
with respect to the first Distribution Date, the Class B Servicing Fee shall be equal to product of the Class B Floating Percentage as of the first Distribution Date and the Initial Servicing Fee, and provided, further, that with respect to
                                        --------  -------
the first Distribution Date following the Monthly Period in which an Additional Issuance Date occurs, the Class B Servicing Fee shall be increased by an amount equal to the product of (a) the Net Servicing Fee Rate, (b) a fraction, the numerator of which is the actual number of days in the period from and including such Additional Issuance Date to but excluding such Distribution Date and the denominator of which is 360, (c) the increase in the Invested Amount as a result of such Additional Issuance and (d) the Class B Floating Percentage with respect to such Distribution Date. The share of the Monthly Servicing Fee allocable to the Class C Interest Holders (after giving effect to the distribution of Servicer Interchange, if any, to the Servicer) with respect to such Distribution Date (the "Class C Servicing Fee") shall be equal to one-twelfth of the product of (c) the Class C Floating Percentage, (b) the Net Servicing Fee Rate and (c) the Servicing Base Amount; provided, however, that with respect to the first
                           --------  -------
Distribution

Date, the Class C Servicing Fee shall be equal to the product of the Class C Floating Percentage as of the first Distribution Date and the Initial Servicing Fee. The remainder of the Servicing Fee shall be paid by the Seller or the Certificateholders of other Series (as provided in the related Supplements) and in no event shall the Trust, the Trustee, the Series 1998-4 Certificateholders or the Class C Interest Holders be liable for the share of the Servicing Fee to be paid by the Seller or the Certificateholders of any other Series. The (i) Class A Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to Section 4.05(a)(ii), 4.07(a), 4.08(a) or 4.12(c); (ii) the Class B Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to Section 4.05(b)(ii), 4.07(c), 4.08(b) or 4.12(c); and (iii) the Class C Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to Section 4.05(c)(i), 4.07(f) or 4.12(c).


                                   ARTICLE IV

                 Rights of Series 1998-4 Certificateholders and
                          Class C Interest Holders and
                   Allocation and Application of Collections
                   -----------------------------------------

          Section 4.01.  Collections and Allocations.  The Servicer will apply,
                         ---------------------------
or will instruct the Trustee to apply, all Collections and other funds on deposit in the Collection Account that are allocated to the Series 1998-4 Certificates and the Class C Interests as described in this Article IV.

          Section 4.02.  Determination of Monthly Interest.
                         ---------------------------------

          (a) The amount of monthly interest ("Class A Monthly Interest") distributable from the Collection Account with respect to the Class A Certificates on any Distribution Date shall be an amount equal to one-twelfth of the product of (i) the Class A Certificate Rate and (ii) the outstanding principal balance of the Class A Certificates as of the preceding Record Date; provided, however, that, with respect to the first Distribution Date, Class A
--------  -------
Monthly Interest shall be equal to $ 2,668,618.75; and provided further, that
                                                       -------- -------
with respect to the first Distribution Date following the Monthly Period in which an Additional Issuance Date occurs, Class A Monthly Interest shall be increased by the amount of interest accrued at the Class A Certificate Rate on the increase in the outstanding principal balance of the Class A Certificates as a result of such Additional Issuance from and including such Additional Issuance Date to but excluding such Distribution Date.

          On the Determination Date preceding each Payment Date, the Servicer shall determine the excess, if any (the "Class A Interest Shortfall"), of (x) the Class A Monthly Interest for the Interest Period applicable to such Payment Date over (y) the aggregate amount of funds allocated and available to pay such
     ----
Class A Monthly Interest on such Payment Date. If the Class A Interest Shortfall with respect to any Payment Date is greater than zero, an additional amount ("Class A Additional Interest") equal to one-twelfth of the product of
(i) the Class A Penalty Rate and (ii) such Class A Interest Shortfall (or the portion thereof which has not been paid to Class A Certificateholders) shall be payable as provided herein with respect to the Class A Certificates on each Distribution Date following such Payment Date to and including the Payment Date on which such Class A Interest Shortfall is paid to Class A Certificateholders. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to Class A Certificateholders only to the extent permitted by applicable law.

          (b) The amount of monthly interest ("Class B Monthly Interest") distributable from the Collection Account with respect to the Class B Certificates on any Distribution Date shall be an amount equal to the product of
(i) a fraction, the numerator of which is the actual number of days from and including the preceding Distribution Date (or, for the first Distribution Date, the Closing Date) to but excluding such Distribution Date, and the denominator of which is 360, (ii) the Class B Certificate Rate and (iii) the outstanding principal balance of the Class B Certificates as of the preceding Record Date; provided, however, that with respect to the first Distribution Date following
--------  -------
the Monthly Period in which an Additional Issuance Date occurs, Class B Monthly Interest shall be increased by the amount equal to the product of (a) a fraction, the numerator of which is the actual number of days in the period from and including such Additional Issuance Date to but excluding such Distribution Date and the denominator of which is 360, (b) the Class B Certificate Rate and
(c) the increase in the outstanding principal balance of the Class B Certificates as a result of such Additional Issuance.

          On the Determination Date preceding each Payment Date, the Servicer shall determine the excess, if any (the "Class B Interest Shortfall"), of (x) the Class B Monthly Interest for the Interest Period applicable to such Payment Date over (y) the aggregate amount of funds allocated and available to pay such
     ----
Class B Monthly Interest on such Payment Date. If the Class B Interest Shortfall with respect to any Payment Date is greater than zero, an additional amount ("Class B Additional Interest") equal to the product of (i) a fraction, the numerator of which is the actual number of days from and including the preceding Distribution Date to but excluding such Distribution Date and the denominator of which is 360, (ii) the Class B Penalty Rate and (iii) such Class B Interest Shortfall (or the portion thereof which has not been paid to Class B Certificateholders) shall be payable as provided herein with respect to the Class B Certificates on each Distribution Date following such Payment Date to and including the Payment Date on which such Class B Interest Shortfall is paid to Class B Certificateholders. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to Class B Certificateholders only to the extent permitted by applicable law.

          (c) The amount of monthly interest ("Class C Monthly Interest") distributable from the Collection Account with respect to the Class C Interests on any Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the period from and including the preceding Distribution Date to but excluding such Distribution Date and the denominator of which is 360, times (B) the Class C Interest Rate and (ii) the outstanding principal balance of the Class C Interests as of the preceding Record Date; provided, however, with respect to the first Distribution
                       --------  -------
Date, Class C Monthly Interest shall be equal to the interest accrued on the Class C Initial Invested Amount at the Class C Interest Rate for the period from the Closing Date to but excluding the first Distribution Date.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class C Interest Shortfall"), of (x) the Class C Monthly Interest for such Distribution Date over (y) the
                                                               ----
aggregate amount of funds allocated and available to pay such Class C Monthly Interest on such Distribution Date (including the proceeds of any draw made on the Class C Spread Account as provided in the Loan Agreement). If the Class C Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class C Additional Interest") equal to the product of (i) a fraction, the numerator of which is the actual number of days in the period from and including the preceding Distribution Date to but excluding such Distribution Date and the denominator of which is 360, (ii) the Class C Interest Rate and (iii) such Class C Interest Shortfall (or the portion thereof which has not been paid to the Class C Interest Holders) shall be payable as provided herein with respect to the Class C Interests on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class C Interest Shortfall is paid to the Class C Interest Holders. Notwithstanding anything to the contrary herein, Class C Additional Interest shall be payable or distributed to the Class C Interest Holders only to the extent permitted by applicable law.

          Section 4.03.  Determination of Monthly Principal; Series 1998-4
                         -------------------------------------------------
Accounts; Class A Accumulation Period.
-------------------------------------

          (a) The amount of monthly principal ("Class A Monthly Principal") distributable from the Collection Account with respect to the Class A Certificates on each Distribution Date, beginning with the first to occur of (i) the first Special Payment Date, if any, and (ii) the first Distribution Date with respect to the Class A Accumulation Period, shall be equal to the least of
(x) the Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date, (y) for each Distribution Date with respect to the Class A Accumulation Period (and on or prior to the Class A Expected Final Payment Date), the Controlled Deposit Amount for such Distribution Date and (z) the Class A Adjusted Invested Amount on such Distribution Date.

          (b) The amount of monthly principal ("Class B Monthly Principal") distributable from the Collection Account with respect to the Class B Certificates on each Distribution Date, beginning with the Class B Principal Commencement Date, shall be equal to the lesser of (x) the Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date (minus the portion of such Available Investor Principal
                   -----
Collections applied to Class A Monthly Principal on such Distribution Date) and
(y) the Class B Invested Amount on such Distribution Date.

          (c) The amount of monthly principal ("Class C Monthly Principal") distributable from the Collection Account with respect to the Class C Invested Amount on each Distribution Date, beginning with the Class C Principal Commencement Date, shall be equal to the lesser of (x) the Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date (minus the portion of such Available Investor Principal
                   -----
Collections applied to Class A Monthly Principal and Class B Monthly Principal on such Distribution Date) and (y) the Class C Invested Amount on such Distribution Date.

          (d)(i) The Servicer, for the benefit of the Class A Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Certificateholders. The Principal Funding Account shall initially be established with Harris Trust and Savings Bank.

          (ii) At the direction of the Servicer, funds on deposit in the Principal Funding Account shall be invested by the Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee for the benefit of the Class A Certificateholders; provided that on each Distribution Date all interest
                           --------
       and other investment income (net of losses and investment expenses) ("Principal Funding Investment Proceeds") on funds on deposit therein shall be applied as set forth in paragraph (iii) below. Funds on deposit in the Principal Funding Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Transfer Date preceding the following Distribution Date. No Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or
                     --------  -------
       dispose of an Eligible Investment before its maturity, if so directed by the Servicer, the Servicer having reasonably determined that the interest of the Class A Certificateholders may be adversely affected if such Eligible Investment is held to its maturity. Unless the Servicer directs otherwise, funds deposited in the Principal Funding Account on a Transfer Date (which immediately precedes a Payment Date) upon the maturity of any Eligible Investments are not required to be invested overnight.

          (iii) On each Distribution Date with respect to the Class A Accumulation Period, the Servicer shall direct the Trustee to withdraw from the Principal Funding Account and deposit into the Collection Account all Principal Funding Investment Proceeds then on deposit in the Principal Funding Account and such Principal Funding Investment Proceeds shall be treated as a portion of Class A Available Funds.

          (iv) Reinvested interest and other investment income on funds deposited in the Principal Funding Account shall not be considered to be principal amounts on deposit therein for purposes of this Supplement.

          (e)(i) The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Class A Certificateholders. If, at any time, the Principal Funding Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Principal Funding Account meeting the conditions specified in paragraph (d)(i) above as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Principal Funding Account.

          (ii) Pursuant to the authority granted to the Servicer in Section 3.01(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Principal Funding Account for the purposes of carrying out the Servicer's or Trustee's duties hereunder. Pursuant to the authority granted to the Paying Agent in
       Section 5.01 of this Supplement and Section 6.07 of the Agreement, the Paying Agent shall have the power, revocable by the Trustee, to withdraw funds from the Principal Funding Account for the purpose of making distributions to the Class A Certificateholders.

          (f) The Class A Accumulation Period is scheduled to commence at the close of business on the last day of February 2002; provided, however, that if
                                                    --------  -------
the Class A Accumulation Period Length on any Determination Date (determined as described below) is less than twenty months, upon notice to the Trustee, the Seller and each Rating Agency, the Servicer, at its option, may elect to modify the date on which the Class A Accumulation Period actually commences to the last Business Day of any month that precedes the month that is the number of months prior to the Class A Expected Final Payment Date equal to the Class A Accumulation Period Length; provided, however, that (i) the length of the Class
                            --------  -------
A Accumulation Period will not be less than one month; and (ii) notwithstanding any other provision of this Supplement to the contrary, no election to postpone the commencement of the Class A Accumulation Period shall be made after a Pay Out Event (as defined in the related Supplement) shall have occurred and is continuing with respect to any other Series. On each Determination Date, the Servicer will determine the "Class A Accumulation Period Length" which will equal the number of months such that the Class A Accumulation Period Amount for the Monthly Period immediately preceding the Class A Expected Final Payment Date, when aggregated with the Class A Accumulation Period Amounts for each preceding Monthly Period, will equal or exceed the Class A Initial Invested Amount. Any notice by the Servicer electing to modify the commencement of the Class A Accumulation Period pursuant to this subsection (f) shall specify (i) the Class A Accumulation Period Length, (ii) the commencement date of the Class A Accumulation Period and (iii) the Controlled Accumulation Amount with respect to each Monthly Period during the Class A Accumulation Period.

          Section 4.04.  Required Amount.
                         ---------------

          (a) With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the "Class A Required Amount"), if any, by which (x) the sum of (i) Class A Monthly Interest for such Distribution Date, (ii) any Class A Outstanding Monthly Interest, (iii) any Class A Additional Interest for such Distribution Date and any Class A Outstanding Additional Interest, (iv) the Class A Servicing Fee for such Distribution Date, (v) any Class A Servicing Fee previously due but not paid to the Servicer and (vi) the Class A Investor Default Amount, if any, for such Distribution Date exceeds (y) the Class A Available Funds. In the event that the Class A Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class A Required Amount on the date of computation and all or a portion of the Excess Spread and the Excess Finance Charges allocable to Series 1998-4 with respect to the related Monthly Period in an amount equal to the Class A Required Amount for such Distribution Date shall be distributed from the Collection Account on such Distribution Date pursuant to
Section 4.07(a). In the event that the Class A Required Amount for such Distribution Date exceeds the amount of Excess Spread and the amount of Excess Finance Charges allocable to Series 1998-4 with respect to the related Monthly Period, all or a portion of the Available Cash Collateral Amount with respect to such Distribution Date in an amount equal to such excess shall be applied to fund the Class A Required Amount. In the event that the Class A Required Amount for such Distribution Date exceeds the amount of Excess Spread, the amount of Excess Finance Charges allocable to Series 1998-4 with respect to the related Monthly Period and the Available Cash Collateral Amount with respect to such Distribution Date, all or a portion of the Reallocated Principal Collections with respect to such Monthly Period in an amount equal to such excess shall be distributed from the Collection Account on such Distribution Date pursuant to
Section 4.08(a).

          (b) With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the "Class B Required Amount") equal to the sum of (x) the amount, if any, by which (A) the sum of (i) Class B Monthly Interest for such Distribution Date, (ii) any Class B Outstanding Monthly Interest, (iii) any Class B Additional Interest for such Distribution Date and any Class B Outstanding Additional Interest, (iv) the Class B Servicing Fee for such Distribution Date and (v) any Class B Servicing Fee previously due but not paid to the Servicer exceeds (B) the Class B Available Funds and (y) the Class B Investor Default Amount for such Distribution Date. In the event that the difference between the Class B Required Amount for such Distribution Date and the Excess Spread and Excess Finance Charges applied with respect thereto pursuant to subsection 4.07(c) on such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such excess Class B Required Amount on the date of computation and all or a portion of the Available Cash Collateral Amount with respect to such Distribution Date pursuant to Section 4.12(c) shall be applied to fund such excess Class B Required Amount. In the event that the Class B Required Amount for such Distribution Date exceeds the portion of Excess Spread and Excess Finance Charges allocated to Series 1998-4 with respect to such Monthly Period and not used to fund the Class A Required Amount and the portion of the Available Cash Collateral Amount with respect to such Distribution Date withdrawn from the Cash Collateral Account to fund the Class B Required Amount, then a portion of the Reallocated Principal Collections with respect to such Monthly Period shall be distributed from the Collection Account on such Distribution Date pursuant to Section 4.08(b).

          Section 4.05.  Application of Class A Available Funds, Class B
                         -----------------------------------------------
Available Funds, Class C Available Funds and Available Investor Principal
-------------------------------------------------------------------------
Collections.  The Servicer shall apply (if the Seller is the Servicer and the
-----------
Collection Account is maintained with the Seller) or shall cause the Trustee to apply, on each Distribution Date, Class A Available Funds, Class B Available Funds, Class C Available Funds, and Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date to make the following distributions:

          (a) On each Distribution Date, an amount equal to the Class A Available Funds with respect to such Distribution Date will be distributed in the following priority:

          (i) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Outstanding Monthly
                          ----
       Interest, plus the amount of any Class A Additional Interest for such
                 ----
       Distribution Date and any Class A Outstanding Additional Interest, shall be distributed to the Paying Agent with respect to the Class A Certificates for payment to the Class A Certificateholders;

          (ii) an amount equal to the Class A Servicing Fee for such Distribution Date, plus the amount of any Class A Servicing Fee
                          ----
       previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account in accordance with Section 4.03 of the Agreement);

          (iii) an amount equal to the Class A Investor Default Amount for such Distribution Date shall be treated as a portion of Available Investor Principal Collections for such Distribution Date; and

          (iv) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.07.

          (b) On each Distribution Date, an amount equal to the Class B Available Funds with respect to such Distribution Date will be distributed in the following priority:

          (i) an amount equal to Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Outstanding Monthly Interest, plus the amount of any Class B Additional Interest for such Distribution Date and any Class B Outstanding Additional Interest, shall be distributed to the Paying Agent with respect to the Class B Certificates for payment to the Class B Certificateholders;

          (ii) an amount equal to the Class B Servicing Fee for such Distribution Date, plus the amount of any Class B Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account in accordance with Section 4.03 of the Agreement); and

          (iii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.07.

          (c) On each Distribution Date, an amount equal to the Class C Available Funds with respect to such Distribution Date will be distributed in the following priority:

          (i) an amount equal to the Class C Servicing Fee for such Distribution Date, plus the amount of any Class C Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account in accordance with Section 4.03 of the Agreement); and

          (ii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.07.

          (d) On each Distribution Date with respect to the Revolving Period, an amount equal to the Available Investor Principal Collections (excluding any amounts specified in clause (g) of the definition of Available Investor Principal Collections) deposited in the Collection Account for the related Monthly Period shall be treated as Shared Principal Collections and applied in accordance with Section 4.04 of the Agreement.

          (e) On each Distribution Date with respect to the Class A Accumulation Period, the Class B Amortization Period, the Class C Amortization Period or the Early Amortization Period, an amount equal to the Available Investor Principal Collections (other than, for purposes of clauses (e)(i), (ii) and (iv) below, any amounts specified in clause (g) of the definition of Available Investor Principal Collections) deposited in the Collection Account for the related Monthly Period will be distributed in the following priority:

          (i) an amount equal to Class A Monthly Principal for such Distribution Date, up to the Class A Adjusted Invested Amount on such Distribution Date, shall be deposited in the Principal Funding Account or, if such Distribution Date is a Special Payment Date on which the Principal Funding Account Balance is zero, shall be distributed to the Paying Agent for payment to the Class A Certificateholders;

          (ii) for each Distribution Date beginning on the Class B Principal Commencement Date, an amount equal to Class B Monthly Principal for such Distribution Date, up to the Class B Invested Amount on such Distribution Date, shall be distributed to the Paying Agent for payment to the Class B Certificateholders;

          (iii) for each Distribution Date beginning on the Class C Principal Commencement Date, an amount equal to Class C Monthly Principal for such Distribution Date, up to the Class C Invested Amount on such Distribution Date, plus the proceeds of any withdrawal from the Class C Spread Account for the purpose of reimbursing previous reductions in the Class C Invested Amount as provided in the Loan Agreement, shall be distributed to the Paying Agent for payment to the Class C Interest Holders; and

          (iv)   for each Distribution Date, after giving effect to paragraphs
       (i), (ii) and (iii) above, an amount equal to the balance, if any, of such Available Investor Principal Collections then on deposit in the Collection Account shall be treated as Shared Principal Collections and applied in accordance with Section 4.04 of the Agreement.

          Section 4.06.  Defaulted Amounts; Investor Charge-Offs.
                         ---------------------------------------

          (a) On each Determination Date, the Servicer shall calculate the Class A Investor Default Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Class A Required Amount for the related Monthly Period exceeds the sum of (x) the amount of Reallocated Principal Collections with respect to such Monthly Period, (y) the amount of Excess Spread and the Excess Finance Charges allocable to Series 1998-4 with respect to such Distribution Date and (z) the Available Cash Collateral Amount with respect to such Distribution Date, the Class C Invested Amount will be reduced by the amount of such excess, but not by more than the excess of the Class A Investor Default Amount for such Distribution Date over the amount of Reallocated
                                          ----
Principal Collections, the amount of Excess Spread and Excess Finance Charges and the amount withdrawn from the Cash Collateral Account used to fund the Class A Investor Default Amount for such Distribution Date. In the event that such reduction would cause the Class C Invested Amount to be a negative number, the Class C Invested Amount will be reduced to zero and the Class B Invested Amount shall be reduced by the amount by which the Class C Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Investor Default Amount for such Distribution Date over the amount of such
                                                   ----
reduction, if any, of the Class C Invested Amount with respect to such Distribution Date and the amount of Reallocated Principal Collections, the amount of Excess Spread and Excess Finance Charges and the amount withdrawn from the Cash Collateral Account used to fund the Class A Investor Default Amount for such Distribution Date. In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount shall be reduced to zero, and the Class A Invested Amount shall be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Investor Default Amount for such Distribution Date over the aggregate amount of the reductions, if any, of the
                  ----
Class C Invested Amount and the Class B Invested Amount for such Distribution Date and the amount of Reallocated Principal Collections, the amount of Excess Spread and Excess Finance Charges and the amount withdrawn from the Cash Collateral Account used to fund the Class A Investor Default Amount for such Distribution Date (a "Class A Investor Charge-Off"). Class A Investor Charge-Offs shall thereafter be reimbursed and the Class A Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Class A Investor Charge-Offs) on any Distribution Date by the amount of Excess Spread and Excess Finance Charges allocated and available for that purpose pursuant to Section 4.07(b).

          (b) On each Determination Date, the Servicer shall calculate the Class B Required Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Class B Required Amount for such Distribution Date exceeds the sum of (x) the amount of Excess Spread and Excess Finance Charges allocated to Series 1998-4 with respect to the related Monthly Period which are not used to fund the Class A Required Amount and Class A Investor Charge-Offs on the related Distribution Date, (y) the portion, if any, of the Available Cash Collateral Amount to be withdrawn from the Cash Collateral Account pursuant to
Section 4.12(c) which is remaining after applying such amounts to fund any deficiency of amounts payable pursuant to Section 4.07(a) with respect to such Distribution Date and (z) the amount of Reallocated Principal Collections which are available to fund the Class B Required Amount on such Distribution Date pursuant to Section 4.08(b), then the Class C Invested Amount shall be reduced by the amount of such excess, but not by more than the excess of the Class B Investor Default Amount for such Distribution Date over the amount of
                                                           ----
Reallocated Principal Collections, the amount of Excess Spread and Excess Finance Charges, and the amount withdrawn from the Cash Collateral Account used to fund the Class B Investor Default Amount for such Distribution Date. In the event that such reduction would cause the Class C Invested Amount to be a negative number, the Class C Invested Amount shall be reduced to zero, and the Class B Invested Amount shall be reduced by the amount by which the Class C Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class B Investor Default Amount for such Distribution Date over the amount of such reduction, if any, of the Class C Invested Amount
     ----
with respect to such Distribution Date and the amount of Reallocated Principal Collections, the amount of Excess Spread and Excess Finance Charges, and the amount withdrawn from the Cash Collateral Account used to fund the Class B Investor Default Amount for such Distribution Date (a "Class B Investor Charge-Off"). Class B Investor Charge-Offs shall thereafter be reimbursed and the Class B Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Class B Investor Charge-Offs) on any Distribution Date by the amount of Excess Spread and Excess Finance Charges allocated and available for that purpose pursuant to Section 4.07(d).

          (c) If, on any Distribution Date, Reallocated Principal Collections for such Distribution Date are applied pursuant to Section 4.08(a) or (b), the Class C Invested Amount shall be reduced by the amount of such Reallocated Principal Collections. In the event that such reduction would cause the Class C Invested Amount to be a negative number, the Class C Invested Amount shall be reduced to zero, and the Class B Invested Amount shall be reduced by the amount by which the Class C Invested Amount would have been reduced below zero.

          (d) If, on any Distribution Date, the Class C Investor Default Amount exceeds the sum of (x) the amount of Excess Spread and Excess Finance Charges available to fund the Class C Investor Default Amount pursuant to Section 4.07(g) on such Distribution Date, (y) the portion, if any, of the Available Cash Collateral Amount to be withdrawn from the Cash Collateral Account to fund the Class C Investor Default Amount pursuant to Section 4.07(g) on such Distribution Date and (z) funds withdrawn from the Class C Spread Account pursuant to the Loan Agreement to fund the Class C Investor Default Amount, then the Class C Invested Amount shall be reduced by the amount of such excess; provided, however, that the Class C Invested Amount shall not be reduced below
--------  -------
zero.

          Section 4.07.  Excess Spread; Excess Finance Charges.  The Servicer
                         -------------------------------------
shall apply (if the Seller is the Servicer and the Collection Account is maintained with the Seller) or shall cause the Trustee to apply, on each Distribution Date, Excess Spread and Excess Finance Charges allocated to Series 1998-4 with respect to the related Monthly Period, to make the following distributions in the following priority:

          (a) an amount equal to the Class A Required Amount, if any, with respect to such Distribution Date shall be distributed by the Trustee to fund any deficiency pursuant to Sections 4.05(a)(i), (ii) and (iii); provided, that in the event the Class A Required Amount for such
     --------
     Distribution Date exceeds the amount of Excess Spread and Excess Finance Charges allocated to Series 1998-4, such Excess Spread and Excess Finance

     Charges shall be applied first to pay amounts due with respect to such Distribution Date pursuant to Section 4.05(a)(i), second to pay the Class A Servicing Fee pursuant to Section 4.05(a)(ii) and third to pay the Class A Investor Default Amount for such Distribution Date pursuant to Section 4.05(a)(iii);

          (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed as provided in
     Section 4.06(a) (after giving effect to the allocation on such Distribution Date of any amount for that purpose pursuant to Section 4.06(a)) shall be treated as a portion of Available Investor Principal Collections for such Distribution Date;

          (c) an amount equal to the Class B Required Amount, if any, with respect to such Distribution Date shall be distributed by the Trustee (I) to fund any deficiency pursuant to Sections 4.05(b)(i) and (ii) and (II) for application, up to the Class B Investor Default Amount, as a portion of Available Investor Principal Collections for such Distribution Date; provided, that in the event the Class B Required Amount for such
     --------
     Distribution Date exceeds the amount of Excess Spread and Excess Finance Charges allocated to Series 1998-4 and available to pay such amount pursuant to this clause (c), such Excess Spread and Excess Finance Charges shall be applied first to pay amounts due with respect to such Distribution Date pursuant to Section 4.05(b)(i), second to pay the Class B Servicing Fee pursuant to Section 4.05(b)(ii) and third as a portion of Available Investor Principal Collections for such Distribution Date pursuant to clause (II) above;

          (d) an amount equal to the aggregate amount by which the Class B Invested Amount has been reduced pursuant to clauses (c), (d) and (e) of the definition of "Class B Invested Amount" in Section 2.01 of this Supplement (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Available Investor Principal Collections for such Distribution Date;

          (e) an amount equal to the sum of Class C Monthly Interest for such Distribution Date, plus the amount of any Class C Outstanding Monthly
                        ----
     Interest, plus the amount of any Class C Additional Interest for such
               ----
     Distribution Date and any Class C Outstanding Additional Interest shall be distributed to the Paying Agent for payment to the Class C Interest Holders;

          (f) an amount equal to the Class C Servicing Fee due but not paid to the Servicer either on such Distribution Date or a prior Distribution Date shall be paid to the Servicer;

          (g) an amount equal to the Class C Investor Default Amount for such Distribution Date shall be treated as a portion of Available Investor Principal Collections with respect to such Distribution Date;

          (h) an amount equal to the aggregate amount by which the Class C Invested Amount has been reduced pursuant to clause (c) of the definition of "Class C Invested Amount" (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Available Investor Principal Collections with respect to such Distribution Date;

          (i) an amount up to the excess, if any, of the Required Cash Collateral Amount over the Available Cash Collateral Amount (without giving
                       ----
     effect to any deposit made on such date hereunder) shall be deposited into the Cash Collateral Account;

          (j) on each Distribution Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described in Section 4.11(f), an amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount
                                     ----
     shall be deposited into the Reserve Account;

          (k) (1) amounts required to be deposited in the Class C Spread Account pursuant to the Loan Agreement shall be deposited into the Class C Spread Account and (2) an amount equal to the aggregate of any other amounts then owed pursuant to the Loan Agreement (excluding amounts required to be deposited in the Class C Spread Account) shall be applied in accordance with the Loan Agreement;

          (l) an amount equal to the aggregate of any amounts then due to the depositor of funds into the Cash Collateral Account (or any successor thereto or assignee thereof) pursuant to an agreement, as amended from time to time, among the Seller, the Servicer, such depositor and the Trustee (to the extent such amounts are payable pursuant to the terms of such agreement out of Excess Spread or Excess Finance Charges) will be distributed to the depositor or its designee for application in accordance with such agreement; and

          (m) the balance, if any, will constitute Excess Finance Charges for such Distribution Date and will be available for allocation to other Series in Group One or to the Seller as described in Section 4.05 of the Agreement.

          Section 4.08.  Reallocated Principal Collections.  The Servicer shall
                         ---------------------------------
apply (if the Seller is the Servicer and the Collection Account is maintained with the Seller) or shall cause the Trustee to apply on each Distribution Date Reallocated Principal Collections (applying all such Collections with respect to the Class C Invested Amount prior to applying any such Collections with respect to the Class B Invested Amount and applying no such Collections with respect to the Class B Invested Amount pursuant to clause (b) below) with respect to such Distribution Date, to make the following distributions in the following priority:

          (a) an amount equal to the excess, if any, of (i) the Class A Required Amount, if any, with respect to such Distribution Date over (ii) the sum of
                                                            ----
     (x) the amount of Excess Spread and Excess Finance Charges allocated to Series 1998-4 with respect to the related Monthly Period and (y) the Available Cash Collateral Amount with respect to such Distribution Date, shall be distributed by the Trustee to fund any deficiency pursuant to Sections 4.05(a)(i), (ii) and (iii); provided that, in the event the Class
                                          --------
     A Required Amount for such Distribution Date exceeds the sum of the Available Cash

     Collateral Amount for such Distribution Date, the amount of Excess Spread and Excess Finance Charges allocated to Series 1998-4 and the amount of Reallocated Principal Collections for such Distribution Date, the amount withdrawn from the Cash Collateral Account with respect to such Class A Required Amount, such Excess Spread and Excess Finance Charges allocated to Series 1998-4 and Reallocated Principal Collections shall be applied first to pay amounts due with respect to such Distribution Date pursuant to
     Section 4.05(a)(i), second to pay the Class A Servicing Fee pursuant to
     Section 4.05(a)(ii) and third to pay the Class A Investor Default Amount for such Distribution Date pursuant to Section 4.05(a)(iii);

          (b) an amount equal to the excess, if any, of (i) the Class B Required Amount, if any, with respect to such Distribution Date over (ii) the sum of
                                                            ----
     (x) the amount of Excess Spread and Excess Finance Charges to be allocated and available to the Class B Certificateholder's Interest pursuant to
     Section 4.07(c) on such Distribution Date and (y) the amount withdrawn from the Cash Collateral Account pursuant to Section 4.12(c) which is remaining after application pursuant to Section 4.07(a) with respect to such Distribution Date, shall be distributed by the Trustee to fund any deficiency pursuant to Sections 4.05(b)(i) and (ii) and Section 4.07(c)(II); provided that, in the event the Class B Required Amount for
                  --------
     such Distribution Date exceeds the sum of the amount to be withdrawn from the Cash Collateral Account pursuant to Section 4.12(c) which is remaining after application pursuant to Section 4.08(a) with respect to such Distribution Date, the amount of Excess Spread and Excess Finance Charges to be allocated to the Class B Certificateholders' Interest on such Distribution Date and the amount of Reallocated Principal Collections (other than Reallocated Principal Collections distributed pursuant to clause (a) above) for such Distribution Date, the amount withdrawn from the Cash Collateral Account with respect to the Class B Required Amount, such Excess Spread and Excess Finance Charges and such Reallocated Principal Collections shall be applied first to pay the amounts due with respect to such Distribution Date pursuant to Section 4.05(b)(i), second to pay the Class B Servicing Fee pursuant to Section 4.05(b)(ii) and third to apply any remaining amount as a portion of Available Investor Principal Collections for such Distribution Date pursuant to Section 4.07(c)(II); and

          (c) the balance, if any, of such Reallocated Principal Collections shall be treated as a portion of Available Investor Principal Collections to be applied in accordance with Sections 4.05(d) and (e).

          Section 4.09.  Excess Finance Charges.  Series 1998-4 shall be
                         ----------------------
included in Group One. Subject to Section 4.05 of the Agreement, Excess Finance Charges with respect to the Series in Group One for any Distribution Date will be allocated to Series 1998-4 in an amount equal to the product of (x) the aggregate amount of Excess Finance Charges with respect to all the Series in Group One for such Distribution Date and (y) a fraction, the numerator of which is the Finance Charge Shortfall for Series 1998-4 for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all the Series in Group One for such Distribution Date. The "Finance Charge Shortfall" for Series 1998-4 for any Distribution Date will be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to Sections 4.05(a), 4.05(b), 4.05(c) and 4.07 on such Distribution Date over (b) the Floating Allocation Percentage of Collections of
                  ----
Finance Charge Receivables with respect to the related Monthly Period.

          Section 4.10.  Shared Principal Collections; Excess Shared Principal
                         -----------------------------------------------------
Collections.  Subject to Section 4.04 of the Agreement, Shared Principal
-----------
Collections for any Distribution Date will be allocated to Series 1998-4 in an amount equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Series for such Distribution Date and (y) a fraction, the numerator of which is the Principal Shortfall for Series 1998-4 for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series for such Distribution Date. The "Principal Shortfall" for Series 1998-4 will be equal to (a) for any Distribution Date with respect to the Revolving Period, zero, (b) for any Distribution Date with respect to the Class A Accumulation Period and the Class B Amortization Period (but not including the Class B Expected Final Payment Date), the excess, if any, of the sum of (i) the Controlled Deposit Amount with respect to such Distribution Date and (ii) if such Distribution Date is the Distribution Date immediately following the Class A Expected Final Payment Date, one-half of the Class B Initial Invested Amount, over the amount of Available Investor Principal Collections for such
----
Distribution Date (excluding any portion thereof attributable to Shared Principal Collections or Excess Shared Principal Collections) and (c) for any Distribution Date with respect to the Early Amortization Period and for each Distribution Date on or after the Class B Expected Final Payment Date, the excess, if any, of the Invested Amount over the amount of Available Investor
                                       ----
Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections or Excess Shared Principal Collections).

          Series 1998-4 is a Subordinated Excess Principal Series. Excess Shared Principal Collections for the Distribution Date, if any, will be allocated to Series 1998-4 in an amount equal to the lesser of (i) the Subordinated Excess Principal Shortfall of Series 1998-4 for such Distribution Date and (ii) the product of (x) Excess Shared Principal Collections and (y) a fraction, the numerator of which is the Subordinated Excess Principal Shortfall of Series 1998-4 for such Distribution Date and the denominator of which is the aggregate amount of Subordinated Excess Principal Shortfalls (as defined in each
related Supplement) of all Subordinated Excess Principal Series.   The
"Subordinated Excess Principal Shortfall" of Series 1998-4 for any Distribution Date from and including the Class B Principal Commencement Date shall equal the excess of the Invested Amount over the Available Investor Principal Collections for such Distribution Date (excluding any portion thereof attributable to Excess Shared Principal Collections but including any portion attributable to Shared Principal Collections).

          Section 4.11.  Reserve Account.
                         ---------------

          (a) The Servicer shall establish and maintain, in the name of the Trustee, on behalf of the Trust, for the benefit of the Class A Certificateholders, an Eligible Deposit Account (the "Reserve Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Certificateholders. The Reserve Account shall initially be established with The Bank of New York. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The

Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Class A Certificateholders. If at any time the Reserve Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Reserve Account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash and/or any investments to such new Reserve Account. The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Supplement, and (ii) on each Distribution Date (from and after the Reserve Account Funding Date) prior to the termination of the Reserve Account make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, Section 4.07(j).

          (b) Funds on deposit in the Reserve Account shall be invested at the direction of the Servicer by the Trustee in Eligible Investments. Funds on deposit in the Reserve Account on any Transfer Date, after giving effect to any withdrawals from the Reserve Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the Class A Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. No Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or dispose of an
--------  -------
Eligible Investment before its maturity, if so directed by the Servicer, the Servicer having reasonably determined that the interest of the Class A Certificateholders may be adversely affected if such Eligible Investment is held to its maturity. On each Distribution Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be deposited in the Collection Account and treated as Collections of Finance Charge Receivables allocable to Series 1998-4. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

          (c) On the Determination Date preceding each Distribution Date with respect to the Class A Accumulation Period and the first Special Payment Date, the Servicer shall calculate the "Reserve Draw Amount" which shall be equal to the excess, if any, of the Covered Amount with respect to such Distribution Date or Special Payment Date over the Principal Funding Investment Proceeds with
                        ----
respect to such Distribution Date or Special Payment Date; provided that such
                                                           --------
amount will be reduced to the extent that funds otherwise would be available for deposit in the Reserve Account under Section 4.07(j) with respect to such Distribution Date or Special Payment Date.

          (d) In the event that for any Distribution Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on the related Transfer Date by the Trustee (acting in accordance with the instructions of the Servicer), deposited into the Collection Account and included in Class A Available Funds.

          (e) In the event that the Reserve Account Surplus on any Distribution Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Distribution Date, is greater than zero, the Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Reserve Account, and pay to the Seller, an amount equal to such Reserve Account Surplus.

          (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article XII of the Agreement, (ii) the day on which the Class A Invested Amount is paid in full to the Class A Certificateholders, (iii) if the Class A Accumulation Period has not commenced, the occurrence of a Pay Out Event with respect to Series 1998-4 and (iv) if the Class A Accumulation Period has commenced, the earlier of the first Special Payment Date and the Class A Expected Final Payment Date, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Class A Certificateholders which are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and pay to the Seller all amounts, if any, on deposit in the Reserve Account and the Reserve Account shall be deemed to have terminated for purposes of this Supplement.

          Section 4.12.  Cash Collateral Account.
                         -----------------------

          (a) The Servicer shall establish and maintain, in the name of the Trustee, on behalf of the Trust, for the benefit of the Series 1998-4 Certificateholders and the Class C Interest Holders, as their interests appear herein and in the Loan Agreement, an Eligible Deposit Account (the "Cash Collateral Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1998-4 Certificateholders and the Class C Interest Holders. The Cash Collateral Account shall initially be established with the Trustee. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Cash Collateral Account and in all proceeds thereof. The Cash Collateral Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1998-4 Certificateholders and the Class C Interest Holders. The interest of the Class C Interest Holders in the Cash Collateral Account shall be subordinated to the interests of the Series 1998-4 Certificateholders as provided herein and in the Loan Agreement. If at any time the Cash Collateral Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Cash Collateral Account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash and/or any investments to such new Cash Collateral Account. The Trustee, at the direction of the Servicer, shall make deposits to and withdrawals from the Cash Collateral Account in the amounts and at the times set forth in this Supplement
and the Loan Agreement.   All withdrawals from the Cash Collateral Account shall
be made in the priority set forth below. The Class C Interest Holders shall not be entitled to reimbursement from the Trust Assets for any withdrawals from the Cash Collateral Account except as specifically provided in this Supplement and the Loan Agreement.

          (b) On the Closing Date, the Trustee shall deposit the Initial Cash Collateral Amount received by it from the Seller in immediately available funds into the Cash Collateral Account. Funds on deposit in the Cash Collateral Account shall be invested at the direction of the Servicer by the Trustee in Cash Collateral Account Investments. Funds on deposit in the Cash Collateral Account on any Transfer Date, after giving effect to any withdrawals from the Cash Collateral Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. No Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell,
                                   --------  -------
liquidate or dispose of an Eligible Investment before its maturity, if so directed by the Servicer, the Servicer having reasonably determined that the interest of the 1998-4 Certificateholders may be adversely affected if such Eligible Investment is held to its maturity. The proceeds of any such investments shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the Transfer Date immediately following the date of such investment. The Trustee shall maintain for the benefit of the Series 1998-4 Certificateholders and the Class C Interest Holders possession of the negotiable instruments or securities, if any, evidencing the Cash Collateral Account Investments. On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Cash Collateral Account shall be paid to the Seller. For purposes of determining the availability of funds or the balances in the Cash Collateral Account for any reason under this Supplement, all investment earnings on such funds shall be deemed not to be available or on deposit.

          (c) On each Determination Date, the Servicer shall calculate the amount (the "Required Draw Amount") by which the amounts specified in clauses
(a) through (g) of Section 4.07 with respect to the related Distribution Date exceed the amount of Excess Spread and Excess Finance Charges allocated with respect to the related Monthly Period. In the event that for any Distribution Date the Required Draw Amount is greater than zero, the Servicer shall give written notice to the Trustee, in substantially the form of Exhibit B, of such positive Required Draw Amount on the related Determination Date. On the related Transfer Date, the Required Draw Amount, if any, up to the Available Cash Collateral Amount shall be withdrawn from the Cash Collateral Account and distributed to fund any deficiency pursuant to Section 4.07(a) through (g) (in the order of priority set forth in Section 4.07).

          (d) In the event that the Cash Collateral Surplus on any Distribution Date, after giving effect to all deposits to and withdrawals from the Cash Collateral Account with respect to such Distribution Date, is greater than zero, the Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Cash Collateral Account, and apply in accordance with the Loan Agreement, an amount equal to such Cash Collateral Surplus.

                                   ARTICLE V

                          Distributions and Reports to
                        Series 1998-4 Certificateholders
                        --------------------------------

          Section 5.01.  Distributions.
                         -------------

          (a) On each Payment Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class A Certificateholder's pro rata share of the amounts that are allocated and available on such Payment Date to pay interest on the Class A Certificates pursuant to this Supplement.

          (b) On each Special Payment Date and on the Class A Expected Final Payment Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class A Certificateholder's pro rata share of the amounts on deposit in the Principal Funding Account or otherwise held by the Paying Agent and which are allocated and available on such date to pay principal of the Class A Certificates pursuant to this Supplement up to a maximum amount on any such date equal to the Class A Invested Amount on such date (unless there has been an optional repurchase of the Series 1998-4 Certificateholders' Interest pursuant to Section 10.01 of the Agreement, in which event the foregoing limitation will not apply).

          (c) On each Payment Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class B Certificateholder's pro rata share of the amounts that are allocated and available on such Payment Date to pay interest on the Class B Certificates pursuant to this Supplement.

          (d) On each Distribution Date commencing with the Class B Principal Commencement Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class B Certificateholder's pro rata share of the amounts held by the Paying Agent and which are allocated and available on such date to pay principal of the Class B Certificates pursuant to this Supplement up to a maximum amount on any such date equal to the Class B Invested Amount on such date (unless there has been an optional repurchase of the Series 1998-4 Certificateholders' Interest pursuant to Section 10.01 of the Agreement, in which event the foregoing limitation will not apply).

          (e) On each Payment Date, the Paying Agent shall distribute to each Class C Interest Holder of record on the related Record Date such Class C Interest Holder's pro rata share of the amounts that are allocated and available on such Payment Date to pay interest on the Class C Interests pursuant to this Supplement and the Loan Agreement (including amounts available from any withdrawal from the Class C Spread Account for the purpose of paying such interest).

          (f) On each Distribution Date commencing with the Class C Principal Commencement Date, the Paying Agent shall distribute to each Class C Interest Holder of record on the related Record Date such Class C Interest Holder's pro rata share of the amounts, if any, that are allocated and available on such date to pay principal of the Class C Interests pursuant to this Supplement and the Loan Agreement (including amounts available from any withdrawal from the Class C Spread Account for the purpose of paying such principal) up to a maximum amount on any such date equal to the Class C Invested Amount (unless there has been an optional repurchase of the Series 1998-4 Certificateholders' Interest pursuant to Section 10.01 of the Agreement, in which event the foregoing limitation will not apply).

          (g) The distributions to be made pursuant to this Section 5.01 are subject to the provisions of Sections 2.06, 9.02, 10.01 and 12.02 of the Agreement and Sections 8.01 and 8.02 of this Supplement.

          (h) Except as provided in Section 12.02 of the Agreement with respect to a final distribution, distributions to each Series 1998-4 Certificateholder hereunder shall be made by check mailed to each Series 1998-4 Certificateholder at such Series 1998-4 Certificateholder's address appearing in the Certificate Register without presentation or surrender of any Series 1998-4 Certificate or the making of any notation thereon; provided, however, that with respect to the
                                    --------  -------
Series 1998-4 Certificates registered in the name of a Clearing Agency, such distributions shall be made to such Clearing Agency in immediately available funds. Distributions to each Class C Interest Holder hereunder shall be made
(i) by wire transfer in same day funds to an account at a bank or other depository institution located within the United States as shall have been designated by such Class C Interest Holder by notice in writing on or before the related Payment Date or (ii) in the absence of such designation, by check mailed to each Class C Interest Holder at the address appearing in the Loan Agreement.

          Section 5.02.  Reports and Statements to Series 1998-4
                         ---------------------------------------
Certificateholders.
------------------

          (a) On each Distribution Date, the Paying Agent, on behalf of the Trustee, shall make available for inspection upon request to each Series 1998-4 Holder free of charge at the office of such Paying Agent a statement substantially in the form of Exhibit C prepared by the Servicer for a period of six months commencing on such Distribution Date.

          (b) Not later than each Determination Date, the Servicer shall deliver to the Trustee, the Paying Agent and each Rating Agency (i) a statement substantially in the form of Exhibit C prepared by the Servicer and (ii) a certificate of a Servicing Officer substantially in the form of Exhibit D.

          (c) On or before January 31 of each calendar year, beginning with the calendar year next succeeding the Closing Date, the Paying Agent, on behalf of the Trustee, shall make available for inspection upon request to each Person who at any time during the preceding calendar year was a Series 1998-4 Holder free of charge at the office of such Paying Agents, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 1998-4 Holders, as set forth in paragraph (a) or (b) above, as applicable, aggregated for such calendar year or the applicable portion thereof during which such

Person was a Series 1998-4 Holder, together with other information as is required to be provided by an issuer of indebtedness under the Internal Revenue Code for a period of eighteen months commencing on February 1 of such calendar year. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be made available for inspection by the Paying Agent pursuant to any requirements of the Internal Revenue Code as from time to time in effect.


                                   ARTICLE VI

                           Additional Pay Out Events
                           -------------------------

          Section 6.01.  Additional Pay Out Events.  If any one of the following
                         -------------------------
events shall occur with respect to the Series 1998-4 Certificates:

          (a) failure on the part of the Seller (i) to make any payment or deposit required by the terms of the Agreement or this Supplement on or before the date occurring five Business Days after the date such payment or deposit is required to be made therein or herein or (ii) duly to observe or perform any other covenants or agreements of the Seller set forth in the Agreement or this Supplement (including the covenants of the Seller contained in Article IX of this Supplement), which failure has a material adverse effect on the Series 1998-4 Holders and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by any Series 1998-4 Holder;

          (b) any representation or warranty made by the Seller in the Agreement or this Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Seller pursuant to Section
     2.01 or 2.08(g) of the Agreement shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by any Holder of the Series 1998-4 Interests and as a result of which the interests of the Series 1998-4 Holders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a Pay Out Event pursuant to this
                  --------  -------
     Section 6.01(b) shall not be deemed to have occurred hereunder if the Seller has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

          (c) a failure by the Seller to convey Receivables in Additional Accounts or Participation Interests to the Trust within five Business Days after the day on which it is required to convey such Receivables or Participation Interests pursuant to Section 2.08(a) of the Agreement or
     Section 9.02 of this Supplement;

          (d) any Servicer Default shall occur;

          (e) a Transfer Restriction Event shall occur;

          (f) the average Portfolio Yield for any three consecutive Monthly Periods is reduced to a rate which is less than the average Base Rate for such three Monthly Periods; or

          (g) the Class A Invested Amount shall not be paid in full on the Class A Expected Final Payment Date or the Class B Invested Amount shall not be paid in full on the Class B Expected Final Payment Date;

then, in the case of any event described in subparagraph (a), (b) or (d), after the applicable grace period, if any, set forth in such subparagraphs, either the Trustee or the holders of Investor Certificates (including the Class C Interest Holders) of Series 1998-4 evidencing more than 50% of the aggregate unpaid principal amount of Investor Certificates (including the Class C Interests) by notice then given in writing to the Seller and the Servicer (and to the Trustee if given by the holders of Investor Certificates (including the Class C Interest Holders) of Series 1998-4) may declare that a Pay Out Event has occurred with respect to Series 1998-4 as of the date of such notice, and, in the case of any event described in subparagraph (c), (e), (f) or (g) a Pay Out Event shall occur with respect to Series 1998-4 without any notice or other action on the part of the Trustee or holders of Investor Certificates (including the Class C Interest Holders) of Series 1998-4 immediately upon the occurrence of such event.


                                  ARTICLE  VII

                    Optional Repurchase; Series Termination
                    ---------------------------------------

          Section 7.01.  Optional Repurchase.
                         -------------------

          (a) On any day occurring on or after the date on which the Invested Amount is reduced to 5% or less of the Initial Invested Amount, the Seller shall have the option to purchase the interest of the Series 1998-4 Holders, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

          (b) The Seller shall give the Servicer and the Trustee at least 30 days prior written notice of the date on which the Seller intends to exercise such purchase option. Not later than 12:00 noon, Richmond time, on such day the Seller shall deposit the Reassignment Amount into the Collection Account in immediately available funds. Such purchase option is subject to payment in full of the Reassignment Amount. Following the deposit of the Reassignment Amount into the Collection Account in accordance with the foregoing, the Invested Amount for Series 1998-4 shall each be reduced to zero and the Series 1998-4 Certificateholders and the Class C Interest Holders shall have no further interest in the Receivables. The Reassignment Amount shall be distributed as set forth in Section 8.01(b).

          Section 7.02.  Series Termination.
                         ------------------

          (a) If, on the November 2006 Distribution Date, the Invested Amount (after giving effect to all changes therein on such Distribution Date) would be greater than zero, the Servicer, on behalf of the Trustee, shall, within the 40-day period which begins on such Distribution Date, solicit bids for the sale of Principal Receivables and the related Finance Charge Receivables (or interests therein) in an amount equal to the Invested Amount at the close of business on the last day of the Monthly Period preceding the Termination Date (after giving effect to all distributions required to be made on the Termination Date, except pursuant to this Section 7.02). Such bids shall require that such sale shall (subject to Section 7.02(b)) occur on the Termination Date. The Seller shall be entitled to participate in, and to receive from the Trustee a copy of each other bid submitted in connection with, such bidding process.

          (b) The Servicer, on behalf of the Trustee, shall sell such Receivables (or interests therein) on the Termination Date to the bidder who made the highest cash purchase offer. The proceeds of any such sale shall be treated as Collections on the Receivables allocated to the Series 1998-4 Holders pursuant to the Agreement and this Supplement; provided, however, that the
                                               --------  -------
Servicer shall determine conclusively the amount of such proceeds which are allocable to Finance Charge Receivables and the amount of such proceeds which are allocable to Principal Receivables. During the period from the November 2006 Distribution Date to the Termination Date, the Servicer shall continue to collect payments on the Receivables and allocate and deposit such collections in accordance with the provisions of the Agreement and the Supplements.


                                  ARTICLE VIII

                              Final Distributions
                              -------------------

          Section 8.01.  Sale of Receivables or Certificateholders' Interest
                         ---------------------------------------------------
pursuant to Section 2.06 or 9.01 of the Agreement.
-------------------------------------------------

          (a)   Purchase Price.  (i)  The amount to be paid by the Seller with
                --------------
     respect to Series 1998-4 in connection with a reassignment of Receivables to the Seller pursuant to Section 2.06 of the Agreement shall equal the Reassignment Amount for the first Distribution Date following the Monthly Period in which the reassignment obligation arises under the Agreement.

          (ii) The amount to be paid by the Seller with respect to Series 1998-4 in connection with a repurchase of the Certificateholders' Interest pursuant to Section 10.01 of the Agreement shall equal the sum of (x) the Reassignment Amount for the Distribution Date of such repurchase and (y) the sum of (A) the excess, if any, of (I) a price equivalent to the average of bids quoted on the Record Date preceding the date of repurchase (or, if not a Business Day, on the next succeeding Business Day) by at least two recognized dealers selected by the Trustee (which may be selected from the list attached as Schedule 1), for the purchase by such dealers of a security which is similar to the Class A Certificates with a remaining maturity approximately equal to the remaining maturity of the Class A Certificates and rated by each Rating Agency in the rating category originally assigned to the Class A Certificates over (II) the Reassignment Amount attributable to the Class A
                  ----
     Certificates and (B) the excess, if any, of (I) a price equivalent to the average of bids quoted on such Record Date or, if not a Business Day, on the next succeeding Business Day by at least two recognized dealers selected by the Trustee (which may be selected from the list attached as
     Schedule 1), for the purchase by such dealers of a security which is similar to the Class B Certificates with a remaining maturity approximately equal to the remaining maturity of the Class B Certificates and rated by each Rating Agency in the rating category originally assigned to the Class B Certificates over (II) the portion of the Reassignment Amount
                    ----
     attributable to the Class B Certificates.

          (b) Distributions Pursuant to Section 7.01 or 7.02 of this Supplement
              -----------------------------------------------------------------
and Section 10.01 of the Agreement.  With respect to the Reassignment Amount
----------------------------------
deposited into the Collection Account pursuant to Section 7.01 or 8.01(a)(ii) or any amounts allocable to the Series 1998-4 Certificateholders' Interest deposited into the Collection Account pursuant to Section 7.02, the Trustee shall, not later than 12:00 noon, Richmond time, on the related Distribution Date, make deposits or distributions of the following amounts (in the priority set forth below and, in each case, after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds:
(i) (x) the Class A Invested Amount on such Distribution Date will be distributed to the Paying Agent for payment to the Class A Certificateholders and (y) an amount equal to the sum of (A) Class A Monthly Interest for such Distribution Date, (B) any Class A Outstanding Monthly Interest and (C) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Outstanding Additional Interest, will be distributed to the Paying Agent for payment to the Class A Certificateholders, (ii) (x) the Class B Invested Amount on such Distribution Date will be distributed to the Paying Agent for payment to the Class B Certificateholders and (y) an amount equal to the sum of (A) Class B Monthly Interest for such Distribution Date, (B) any Class B Outstanding Monthly Interest and (C) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Outstanding Additional Interest, will be distributed to the Paying Agent for payment to the Class B Certificateholders and (iii) (x) the Class C Invested Amount on such Distribution Date will be distributed to the Paying Agent for payment to the Class C Interest Holders and (y) an amount equal to the sum of (A) Class C Monthly Interest for such Distribution Date, (B) any Class C Outstanding Monthly Interest and (C) the amount of Class C Additional Interest, if any, for such Distribution Date and any Class C Outstanding Additional Interest, will be distributed to the Paying Agent for payment to the Class C Interest Holders. Notwithstanding anything to the contrary contained in this Supplement or the Agreement, the amount of any excess determined pursuant to paragraph (a)(ii)(y) shall be distributed to the Series 1998-4 Certificateholders.

          (c) Distributions Pursuant to Section 2.06 of the Agreement.  With
              -------------------------------------------------------
respect to any amounts deposited into the Collection Account pursuant to Section 8.01(a)(i), the Trustee shall, not later than 12:00 noon, Richmond time, on the related Distribution Date, deposit the principal portion of such amounts that are allocable to the Class A Certificateholders' Interest into the Principal Funding Account and the principal portion of such amounts allocable to the Class B Certificateholders shall be distributed to the Paying Agent for payment to the Class B

Certificateholders and the principal portion of such amounts that are allocable to the Class C Interests shall be distributed to the Paying Agent for payment to the Class C Interest Holders.

          (d) Notwithstanding anything to the contrary in this Supplement or the Agreement, all amounts distributed to the Paying Agent pursuant to Section 8.01(b) for payment to the Series 1998-4 Holders shall be deemed distributed in full to the Series 1998-4 Holders on the date on which such funds are distributed to the Paying Agent pursuant to this Section and shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement.

          Section 8.02.  Distribution of Proceeds of Sale, Disposition or
                         ------------------------------------------------
Liquidation of the Receivables pursuant to Section 9.02 of the Agreement.
------------------------------------------------------------------------

          (a) Not later than 12:00 noon, Richmond time, on the Distribution Date following the date on which the Insolvency Proceeds are deposited into the Collection Account pursuant to Section 8.02(b) of the Agreement, the Trustee shall (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) (i) deduct an amount equal to the Class A Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and distribute such amount to the Paying Agent for payment to the Class A Certificateholders, provided that the amount of such distribution shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and (y) the Principal Allocation Percentage with respect to the related Monthly Period, (ii) deduct an amount equal to the Class B Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and distribute such amount to the Paying Agent for payment to the Class B Certificateholders, provided that the amount of such distribution shall not exceed (x) the product of (A) the portion of such Insolvency Proceeds allocated to Collections of Principal Receivables and (B) the Principal Allocation Percentage with respect to the related Monthly Period minus (y) the
                                                                 -----
amount distributed to the Paying Agent pursuant to clause (i) of this sentence and (iii) deduct an amount equal to the Class C Invested Amount, if any, on such Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and distribute such amount to the Paying Agent for payment to the Class C Interest Holders, provided that the amount of such distribution shall not exceed (x) the product of (1) the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and (2) the Principal Allocation Percentage with respect to such Monthly Period minus
                                                                        -----
(y) the amounts distributed to the Paying Agent pursuant to clauses (i) and (ii) of this sentence. To the extent that the product of (A) the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and (B) the Principal Allocation Percentage with respect to the related Monthly Period exceeds the aggregate amounts distributed to the Paying Agent pursuant to the preceding sentence, the excess shall be allocated to the Seller's Interest and shall be released to the Seller on such Distribution Date.

          (b) Not later than 12:00 noon, Richmond time, on such Distribution Date, the Trustee shall (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) (i) deduct an amount equal to the sum of (w) Class A Monthly Interest for such Distribution Date, (x) any Class A Outstanding Monthly Interest and (y) the amount of Class A Additional Interest, if any, for such Distribution

Date and any Class A Outstanding Additional Interest, from the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and distribute such amount to the Paying Agent for payment to the Class A Certificateholders, provided that the amount of such distribution shall not exceed the product of (A) the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables, (B) the Floating Allocation Percentage with respect to the related Monthly Period and (C) the Class A Floating Percentage with respect to such Monthly Period, (ii) deduct an amount equal to the sum of (w) Class B Monthly Interest for such Distribution Date, (x) Class B Outstanding Monthly Interest and (y) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Outstanding Additional Interest, from the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and distribute such amount to the Paying Agent for payment to the Class B Certificateholders, provided that the amount of such distribution shall not exceed the product of (A) the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables,
(B) the Floating Allocation Percentage with respect to the related Monthly Period and (C) the Class B Floating Percentage with respect to such Monthly Period and (iii) deduct an amount equal to the sum of (w) Class C Monthly Interest for such Distribution Date, (x) Class C Outstanding Monthly Interest and (y) the amount of Class C Additional Interest, if any, for such Distribution Date and any Class C Outstanding Additional Interest, from the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and distribute such amount to the Paying Agent for payment to the Class C Interest Holders, provided that the amount of such distribution shall not exceed the product of (A) the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables, (B) the Floating Allocation Percentage with respect to the related Monthly Period and (C) the Class C Floating Percentage with respect to such Monthly Period. To the extent that the product of (x) the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and (y) the Floating Allocation Percentage with respect to the related Monthly Period exceeds the aggregate amount distributed to the Paying Agent pursuant to the preceding sentence, the excess shall be allocated to the Seller's Interest and shall be released to the Seller on such Distribution Date.

          (c) Notwithstanding anything to the contrary in this Supplement or the Agreement, all amounts distributed to the Paying Agent pursuant to this Section for payment to the Series 1998-4 Holders shall be distributed in full to the Series 1998-4 Holders on the date on which funds are distributed to the applicable Paying Agents pursuant to this Section and shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement.

          (d) Notwithstanding any provision of the Agreement or this Supplement, for purposes of Section 9.02(a) of the Agreement, the Holders of the Series 1998-4 Certificates shall not be deemed to have disapproved a liquidation of the Receivables following an Insolvency Event with respect to the Seller unless (i) holders of more than 50% of the aggregate unpaid principal amount of each of the Class A Certificates and the Class B Certificates and (ii) beneficial owners of more than 50% of the Class C Interests shall have disapproved of such liquidation.

                                   ARTICLE IX

           New Issuances; Addition of Accounts; Additional Issuances
           ---------------------------------------------------------

          Section 9.01.  New Issuances.  The obligation of the Trustee to
                         -------------
authenticate the Investor Certificates of a new Series and to execute and deliver the related Supplement shall be subject to the conditions set forth in
Section 6.03(b) of the Agreement and to the additional condition that, as of the Series Issuance Date and after giving effect to such issuance, the aggregate amount of Principal Receivables equals or exceeds the Required Principal Balance.

          Section 9.02.  Addition of Accounts.
                         --------------------

          (i) If, as of the close of business on the last Business Day of any Monthly Period, the aggregate amount of Principal Receivables is less than the Required Principal Balance on such date, the Seller shall on or prior to the close of business on the 10th Business Day following the last Business Day of such Monthly Period (the "Required Designation Date"), unless the aggregate amount of Principal Receivables exceeds the Required Principal Balance as of the close of business on any day after the last Business Day of such Monthly Period and prior to the Required Designation Date, designate additional Eligible Accounts to be included as Accounts as of the Required Designation Date or any earlier date in a sufficient amount such that, after giving effect to such addition, the aggregate amount of Principal Receivables equals or exceeds the Required Principal Balance on such date. Each such addition shall be subject to the same conditions applicable to any Addition required to be made pursuant to Section 2.08(a) of the Agreement. The failure of any condition set forth in Section 2.08(c) or (d) of the Agreement, as the case may be, shall not relieve the Seller of its obligation pursuant to this paragraph; provided, however,
                                                          --------  -------
     that the failure of the Seller to transfer Receivables to the Trust as provided in this paragraph solely as a result of the unavailability of a sufficient amount of Eligible Receivables shall not constitute a breach of this Supplement; provided further, that any such failure which has not been
                      -------- -------
     timely cured will nevertheless result in the occurrence of a Pay Out Event with respect to Series 1998-4.

          (ii) In lieu of, or in addition to, designating Additional Accounts pursuant to clause (i) above, the Seller may, subject to the conditions specified in Section 2.03(d) of the Agreement, convey to the Trust Participation Interests. The addition of Participation Interests in the Trust pursuant to this paragraph shall be effected by an amendment to the Agreement and this Supplement, dated the applicable Addition Date, pursuant to Section 13.01(a) of the Agreement.

          Section 9.03.  Additional Issuances of Series 1998-4 Certificates.
                         --------------------------------------------------

          (a) Subject to Sections 9.03(b) and (c), the Seller may at any time, or from time to time, during the Revolving Period direct the Trustee, on behalf of the Trust, to authenticate additional Class A Certificates (the "Additional Class A Certificates") and additional Class B Certificates (the "Additional Class B Certificates") on the first day of any Monthly Period (each such day, an "Additional Issuance Date"). Any such issuance of

  Additional Investor Certificates is referred to herein as an "Additional Issuance." The outstanding Investor Certificates of each Class and the Additional Investor Certificates of that Class shall be equally and ratably entitled as provided herein to the benefits of the Agreement and this Supplement without preference, priority or distinction, all in accordance with the terms and provisions of the Agreement and this Supplement.

          (b) The obligation of the Trustee to authenticate Additional Investor Certificates is subject to the satisfaction of the following conditions:

          (i) on or before the fifth Business Day immediately preceding the Additional Issuance Date, the Seller shall have given the Trustee, the Servicer and each Rating Agency written notice of such Additional Issuance and the Additional Issuance Date;

          (ii) the Seller shall have delivered to the Trustee an amended Supplement, in form satisfactory to the Trustee, executed by each party hereto other than the Trustee;

          (iii) after giving effect to the Additional Issuance, the total amount of Principal Receivables shall be equal to, or greater than, the Required Principal Balance;

          (iv) the Seller shall have obtained additional Series Enhancement for the benefit of the Series 1998-4 Certificateholders; provided that the ratio of the sum of the Class C Invested Amount and the amount of such Series Enhancement to the Invested Amount (after giving effect to such Additional Issuance) shall be greater than or equal to the ratio of the Class C Invested Amount to the Invested Amount (before giving effect to such Additional Issuance);

          (v) the Seller shall have delivered to the Trustee and each Rating Agency a Tax Opinion dated the Additional Issuance Date, with respect to such Additional Issuance;

          (vi) the Seller shall have delivered to each Rating Agency (a) an Opinion of Counsel to the effect that such Additional Issuance will not violate applicable Federal securities laws and (b) such other documents as the Rating Agencies may request;

          (vii) the Seller shall have received written notice from each Rating Agency that such Additional Issuance will not have a Ratings Effect;

          (viii) the Seller shall have delivered to the Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at the time, in the reasonable belief of the Seller, such Additional Issuance will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would constitute a Pay Out Event to occur with respect to Series 1998-4;

          (ix) as of the Additional Issuance Date all amounts due and owing to the Series 1998-4 Holders on or prior to such date shall have been paid to such Holders and there shall not be any unreimbursed Investor Charge-Offs;

          (x) the excess of the principal amount of the Additional Investor Certificates over the issue price of the Additional Investor Certificates
                  ----
     shall not exceed the maximum amount permitted under the Internal Revenue Code without the creation of original issue discount;

          (xi) the Seller's Interest shall not be less than 2% of the total amount of Principal Receivables, in each case as of the Additional Issuance Date, after giving effect to such Additional Issuance;

          (xii) the ratio of the Controlled Accumulation Amount (after giving effect to such Additional Issuance) to the Invested Amount (after giving effect to such Additional Issuance) shall be equal to the ratio of the Controlled Accumulation Amount (before giving effect to such Additional Issuance) to the Invested Amount (before giving effect to such Additional Issuance); and

          (xiii) the Seller shall have delivered to the Trustee an Officer's Certificate, dated the Additional Issuance Date, confirming that the conditions referred to above have been satisfied.

          Upon satisfaction of the above conditions, the Trustee shall authenticate the Additional Investor Certificates upon execution thereof by the Seller.

          (c) Notwithstanding any provision of the Agreement or this Supplement, this Supplement may be amended by the Servicer, the Seller and the Trustee, without the consent of any of the Certificateholders, to provide for an Additional Issuance, provided that the conditions set forth in Section 9.03(b) have been satisfied.


                                   ARTICLE X

                            Miscellaneous Provisions
                            ------------------------

          Section 10.01.  Ratification of Agreement.  As supplemented by this
                          -------------------------
Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

          Section 10.02.  Counterparts.  This Supplement may be executed in two
                          ------------
or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

          Section 10.03.  Governing Law.  THIS SUPPLEMENT SHALL BE CONSTRUED IN
                          -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 10.04.  Determination of Material Adverse Effect.  Any
                          ----------------------------------------
determination of material adverse effect on the Series 1998-4 Certificateholders under the Agreement or this Supplement shall be made assuming the Class C Invested Amount is zero and without regard to whether funds are available in the Cash Collateral Account (including, without limitation, any determination of whether a representation or warranty made therein is correct or whether a Seller or the Servicer has duly performed a covenant contained therein or herein).

          Section 10.05.  Book-Entry Certificates; Private Placement of Class B
                          -----------------------------------------------------
Certificates.
------------

          (a) The Class A Certificates and the Class B Certificates shall be delivered as Book-Entry Certificates. The Clearing Agency for the Class A Certificates and the Class B Certificates shall be The Depository Trust Company, and the Class A Certificates and the Class B Certificates shall be initially registered in the name of Cede & Co., its nominee. The Series 1998-4 Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000.

          (b) The Class B Certificates have not been registered under the Act or any state securities law. No transfer of any Class B Certificate shall be made except in accordance with Section 6.04 of the Agreement. The Class B Certificates shall bear a legend to the effect set forth in Exhibit A-2 hereto. Neither the Seller nor the Trustee is obligated to register the Class B Certificates under the Act or to take any other action not otherwise required under this Supplement or the Agreement to permit the transfer of Class B Certificates without registration.

          Section 10.06.  Uncertificated Securities.  The Class C Interests
                          -------------------------
shall be delivered in uncertificated form.

          Section 10.07.  Seller's Direction to the Trustee.  The Seller hereby
                          ---------------------------------
directs the Trustee to enter into the Loan Agreement pursuant to this Supplement and the Agreement. The Trustee hereby agrees and covenants to perform its obligations in accordance with such document.

          IN WITNESS WHEREOF, the undersigned have caused this Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                              CAPITAL ONE BANK,
                                 Seller and Servicer


                              By: /s/ Charles Kim
                                  ----------------------------
                                  Name:  Charles Kim
                                  Title: Director of Securitization



                              THE BANK OF NEW YORK,
                                 Trustee


                              By: /s/ Cheryl Laser
                                  -----------------------------
                                  Name:  Cheryl Laser
                                  Title: Assistant Vice President



                  [Signature Page to Series 1998-4 Supplement]

                                                                    EXHIBIT A-1

REGISTERED                                                          $__________*

No. R-__
                                                            CUSIP No. 14040K AMO

          [Unless this Class A Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

                           CAPITAL ONE MASTER TRUST

                                 Series 1998-4

                    CLASS A 5.43% ASSET BACKED CERTIFICATE

                     Class A Expected Final Payment Date:
                      The November 2003 Distribution Date

                 Each $1,000 minimum denomination represents a
                         1/631,875 undivided interest
                           in certain assets of the

                           CAPITAL ONE MASTER TRUST

Evidencing an undivided interest in a trust, the corpus of which consists primarily of receivables generated from time to time in the ordinary course of business in a portfolio of consumer revolving credit card accounts by

                               CAPITAL ONE BANK

and, in certain circumstances, certain Additional Sellers (as defined in the Pooling and Servicing Agreement referred to below).

            (Not an interest in or obligation of Capital One Bank,
                any Additional Seller or any affiliate thereof)

          This certifies that CEDE & CO. (the "Class A Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant

                                     A-1-1
to the Pooling and Servicing Agreement dated as of September 30, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series
1998-4 Supplement dated as of November 17, 1998 (as amended and supplemented, the "Series Supplement"), among Capital One Bank, as Seller and Servicer, and The Bank of New York, a New York banking corporation, as trustee (the "Trustee"). The corpus of the Trust consists of (i) a portfolio of all receivables (the "Receivables") existing in the consumer revolving credit card accounts and other consumer revolving credit accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated under the Accounts from time to time thereafter, (iii) funds collected or to be collected from accountholders in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account and in the Series Accounts, (v) an interest in any Funds Collateral relating to secured accounts, (vi) the benefits of any Series Enhancement and (vii) all other assets and interests constituting the Trust. The Holder of this Class A Certificate is entitled to the benefit of funds on deposit in a Cash Collateral Account and any Series Enhancement to the extent provided in the Series Supplement. Although a summary of certain provisions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class A Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

          This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and is bound.

          It is the intent of the Seller and the Investor Certificateholders that, for federal, state and local income and franchise tax purposes only, the Investor Certificates will qualify as indebtedness of the Seller secured by the Receivables. The Class A Certificateholder, by the acceptance of this Class A Certificate, agrees to treat this Class A Certificate for federal, state and local income and franchise tax purposes as indebtedness of the Seller.

          In general, payments of principal with respect to the Class A Certificates are limited to the Class A Invested Amount, which may be less than the unpaid principal balance of the Class A Certificates. The Class A Expected Final Payment Date is the November 2003 Distribution Date, but principal with respect to the Class A Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Series Supplement. If for

                                     A-1-2
one or more months during the Class A Accumulation Period there are not sufficient funds to pay the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Class A Accumulation Period to make up for such shortfalls, the final payment of principal of the Class A Certificates will occur later than the Class A Expected Final Payment Date.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.

          IN WITNESS WHEREOF, the Seller has caused this Class A Certificate to be duly executed.


                                 CAPITAL ONE BANK,


                                 By: _________________________________
                                     Name:  Charles Kim
                                     Title: Director of Securitization


Dated: November 17, 1998

                                     A-1-3

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Class A Certificates described in the within-mentioned Agreement and Series Supplement.


                              THE BANK OF NEW YORK,
                                as Trustee,


                              By: _________________________
                                  Authorized Officer


                              or


                              By: ________________________
                                  as Authenticating Agent
                                  for the Trustee,


                              By: _________________________
                                  Authorized Officer


                                     A-1-4

                           CAPITAL ONE MASTER TRUST

                                 SERIES 1998-4

                    CLASS A 5.43% ASSET BACKED CERTIFICATE

                        Summary of Terms and Conditions


          The Receivables consist of Principal Receivables which arise generally from the purchase of goods and services and amounts advanced to accountholders as cash advances and Finance Charge Receivables. This Class A Certificate is one of a Series of Investor Certificates entitled "Capital One Master Trust, Series 1998-4." The Series 1998-4 Certificates are being issued in two Classes, the first of which is known as the "Class A 5.43% Asset Backed Certificates, Series 1998-4" (the "Class A Certificates") and the second Class is known as the "Class B Floating Rate Asset Backed Certificates, Series 1998-4" (the "Class B Certificates"). In addition, as part of Series 1998-4, the Trust is creating a third Class of uncertificated interests in the Trust which uncertificated interests, except as expressly provided in the Series Supplement, are deemed to be "Investor Certificates" and are known as the "Class C Floating Rate Asset Backed Interests, Series 1998-4" (the "Class C Interests"). This Class A Certificate represents a fractional undivided interest in certain assets of the Trust. The Trust Assets are allocated in part to the certificateholders of all outstanding Series (the "Certificateholders' Interest") with the remainder allocated to the Seller's Interest. The aggregate interest represented by the Class A Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class A Invested Amount at such time. The Class A Initial Invested Amount is $631,875,000. The Class A Invested Amount on any date will be an amount equal to (a) the Class A Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Class A Certificateholders on or prior to such date, minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates over the aggregate amount of Class A Investor Charge-Offs reimbursed pursuant to Section 4.06(a) of the Series Supplement prior to such date. Also, a Seller's Certificate has been issued to Capital One Bank pursuant to the Agreement which represents the Seller's Interest on the date hereof.

          Subject to the terms and conditions of the Agreement, the Seller may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain of the Trust Assets.

          On each Payment Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the last day of the preceding calendar month (each a "Record Date") such Class A Certificateholder's pro rata share of such amounts (including amounts on deposit in the Collection Account and the Principal Funding Account) as are payable to the Class A Certificateholders pursuant to the Agreement and the Series Supplement. Distributions with respect to this Class A Certificate will be made by the Paying Agent by check mailed to the address of the Class A Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class A Certificate or the making of any notation thereon

                                     A-1-5

(except for the final distribution in respect of this Class A Certificate), except that with respect to Class A Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class A Certificate will be made only upon presentation and surrender of this Class A Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Class A Certificateholders in accordance with the Agreement and the Series Supplement.

          On any day occurring on or after the day on which the Invested Amount is reduced to 5% or less of the Initial Invested Amount, the Seller has the option to repurchase the Certificateholders' Interest in the Trust. The repurchase price will be equal to (a) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (b) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day. Following the deposit of the Reassignment Amount in the Collection Account, Class A Certificateholders, the Class B Certificateholders and the Class C Interest Holders will not have any interest in the Receivables and the Class A Certificates will represent only the right to receive such Reassignment Amount.

          This Class A Certificate does not represent an obligation of, or an interest in, the Seller, the Servicer or any affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Class A Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Series Supplement.

          The Agreement or any Supplement may, subject to certain conditions, be amended by the Seller, the Servicer and the Trustee without Certificateholder consent. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under the Agreement or otherwise.

          The Agreement or any Supplement may also be amended from time to time by the Servicer, the Seller and the Trustee, with the consent of the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or any Supplement or of modifying in any manner the rights of the Investor Certificateholders; provided,
                                                                       --------
however, that no such amendment shall (i) reduce in any manner the amount of or
-------
delay the timing of any distributions to be made to Investor Certificateholders or deposits of amounts to be so distributed or the amount available under any Series Enhancement without the consent of each affected Investor Certificateholder, (ii) change the definition of or the manner of calculating the interest of any Investor Certificateholder without the consent of each affected Investor Certificateholder, (iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Investor Certificateholder or (iv) adversely affect the rating of any Series or Class by each Rating Agency without the consent of the Holders of Investor Certificates of such Series or Class evidencing not less than 66-2/3% of the aggregate

                                     A-1-6
unpaid principal amount of the Investor Certificates of such Series or Class. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under the Agreement or otherwise.

          The Class A Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

          As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates evidencing like aggregate fractional undivided interests as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

          THIS CLASS A CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                     A-1-7

                                  ASSIGNMENT


Social Security or other identifying number of assignee ________________________

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________________
                        (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.



Dated: _____________________*


Signature Guaranteed:


____________________________




______________
* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.


                                     A-1-8

                                                                  EXHIBIT A-2

REGISTERED                                                        $____________*

No. R-__                                                      CUSIP No.14040KAN8

          THIS CLASS B CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NEITHER THIS CLASS B CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS FOR THE 1933 ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS CLASS B CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN AND TO THE TERMS AND CONDITIONS OF THE PURCHASE AGREEMENT DATED NOVEMBER 17, 1998.

          THIS CLASS B CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF PERSONS INVESTING ASSETS OF A BENEFIT PLAN OR AN INDIVIDUAL RETIREMENT ACCOUNT OTHER THAN AN INSURANCE COMPANY GENERAL ACCOUNT.


          [Unless this Class B Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

                           CAPITAL ONE MASTER TRUST

                                 Series 1998-4

                CLASS B FLOATING RATE ASSET BACKED CERTIFICATE

                         Class B Expected Final Date:
                      The January 2004 Distribution Date


____________
*  Denominations of $1,000 and integral multiples of $1,000  in excess thereof.

                                     A-2-1

                     Each $1,000 denomination represents a
                          1/60,000 undivided interest
                           in certain assets of the

                           CAPITAL ONE MASTER TRUST

Evidencing an undivided interest in a trust, the corpus of which consists primarily of receivables generated from time to time in the ordinary course of business in a portfolio of consumer revolving credit card accounts by CAPITAL ONE BANK and, in certain circumstances, certain Additional Sellers (as defined in the Pooling and Servicing Agreement referred to below).

            (Not an interest in or obligation of Capital One Bank,
                any Additional Seller or any affiliate thereof)

          This certifies that CEDE & CO. (the "Class B Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement dated as of September 30, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-4 Supplement dated as of November 17, 1998 (as amended and supplemented, the "Series Supplement"), among Capital One Bank, as Seller and Servicer, and The Bank of New York, a New York banking corporation, as trustee (the "Trustee"). The corpus of the Trust consists of
(i) a portfolio of all receivables (the "Receivables") existing in the consumer revolving credit card accounts and other consumer revolving credit accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated under the Accounts from time to time thereafter,
(iii) funds collected or to be collected from accountholders in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account and in the Series Accounts, (v) an interest in any Funds Collateral relating to secured accounts, (vi) the benefits of any Series Enhancement and (vii) all other assets and interests constituting the Trust.
The Holder of this Class B Certificate is entitled to the benefit of funds on deposit in a Cash Collateral Account and any Series Enhancement to the extent provided in the Series Supplement. Although a summary of certain provisions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class B Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

          This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and is bound.

          It is the intent of the Seller and the Investor Certificateholders that, for federal, state and local income and franchise tax purposes only, the Investor Certificates will qualify as

                                     A-2-2
indebtedness of the Seller secured by the Receivables. The Class B Certificateholder, by the acceptance of this Class B Certificate, agrees to treat this Class B Certificate for federal, state and local income and franchise tax purposes as indebtedness of the Seller.

          In general, payments of principal with respect to the Class B Certificates are limited to the Class B Invested Amount, which may be less than the unpaid principal balance of the Class B Certificates. The Class B Expected Final Payment Date is the January 2004 Distribution Date, but principal with respect to the Class B Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Series Supplement. Principal payments with respect to the Class B Certificates will not commence until the Class A Invested Amount is paid in full. In addition, the final payment of principal of the Class B Certificates will occur later than the Class B Expected Final Payment Date if Collections of Receivables allocable to pay principal of the Class B Certificates are insufficient to pay the Class B Invested Amount on or prior to such Distribution Date.

     No Class B Certificate (or any interest therein) may be acquired or held by any employee benefit or other plan (including an individual retirement account) that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (each, a "Plan"), any trustee or other person acting on behalf of any Plan, or any other person using "Plan Assets" to effect such acquisition or holding (each, a "Plan Investor") unless (i) such acquirer or holder is an insurance company, (ii) the source of funds used to acquire or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied. By acquiring an interest in this Class B Certificate, each Class B Certificateholder or Certificate Owner shall be deemed to have represented, either (i) that it is not a Plan Investor or (ii) that (1) it is an insurance company, (2) the source of funds used to acquire or hold an interest in such Certificate is an "insurance company general account" (as such term is defined in PTCE 95-60), and (3) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.

                                     A-2-3

          IN WITNESS WHEREOF, the Seller has caused this Class B Certificate to be duly executed.


                                    CAPITAL ONE BANK,


                                    By: _________________________________
                                        Name:  Charles Kim
                                        Title: Director of Securitization


Dated: November 17, 1998

                                     A-2-4

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION


          This is one of the Class B Certificates described in the within-mentioned Agreement and Series Supplement.


                              THE BANK OF NEW YORK,
                               as Trustee,


                              By: _________________________
                                  Authorized Officer


                              or


                              By: ________________________
                                  as Authenticating Agent
                                  for the Trustee,


                              By: ________________________
                                  Authorized Officer


                                     A-2-5

                           CAPITAL ONE MASTER TRUST

                                 SERIES 1998-4

                CLASS B FLOATING RATE ASSET BACKED CERTIFICATE

                        Summary of Terms and Conditions


          The Receivables consist of Principal Receivables which arise generally from the purchase of goods and services and amounts advanced to accountholders as cash advances and Finance Charge Receivables. This Class B Certificate is one of a Series of Certificates entitled "Capital One Master Trust, Series 1998-4." The Series1998-4 Certificates are being issued in two Classes, the first of which is known as the "Class A 5.43% Asset Backed Certificates, Series 1998-4" (the "Class A Certificates") and the second Class is known as the "Class B Floating Rate Asset Backed Certificates, Series 1998-4" (the "Class B Certificates"). In addition, as part of Series 1998-4, the Trust is creating a third Class of uncertificated interests in the Trust which uncertificated interests, except as expressly provided in the Series Supplement, are deemed to be "Investor Certificates" and are known as the "Class C Floating Rate Asset Backed Interests, Series 1998-4" (the "Class C Interests"). This Class B Certificate represents a fractional undivided interest in certain assets of the Trust. The Trust Assets are allocated in part to the certificateholders of all outstanding Series (the "Certificateholders' Interest") with the remainder allocated to the Seller's Interest. The aggregate interest represented by the Class B Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class B Invested Amount at such time. The Class B Initial Invested Amount is $60,000,000. The Class B Invested Amount on any date will be an amount equal to (a) the Class B Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Class B Certificateholders on or prior to such date, minus (c) the excess, if any, of the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates over the aggregate amount of any reimbursement of Class B Investor Charge-Offs for all Distribution Dates preceding such date, minus (d) the amount of Reallocated Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.08(a) of the Series Supplement (excluding any Reallocated Principal Collections that have resulted in a reduction in the Class C Invested Amount pursuant to Section 4.06(c) of the Series Supplement), minus (e) an amount equal to the amount by which the Class B Invested Amount has been reduced on all prior Distribution Dates pursuant to Section 4.06(a) of the Series Supplement and plus (f) the amount of Excess Spread and Excess Finance Charges allocated and available on all prior Distribution Dates pursuant to Section 4.07(d) of the Series Supplement for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e). Also, a Seller's Certificate has been issued to Capital One Bank pursuant to the Agreement which represents the Seller's Interest on the date hereof.

          Subject to the terms and conditions of the Agreement, the Seller may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain of the Trust Assets.

                                     A-2-6

          On each Payment Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the last day of the preceding calendar month (each a "Record Date") such Class B Certificateholder's pro rata share of such amounts (including amounts on deposit in the Collection Account and the Principal Funding Account) as are payable to the Class B Certificateholders pursuant to the Agreement and the Series Supplement. Distributions with respect to this Class B Certificate will be made by check mailed to the address of the Class B Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class B Certificate or the making of any notation thereon (except for the final distribution in respect of this Class B Certificate) except that with respect to Class B Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class B Certificate will be made only upon presentation and surrender of this Class B Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Class B Certificateholders in accordance with the Agreement and the Series Supplement.

          On any day occurring on or after the day on which the Invested Amount is reduced to 5% or less of the Initial Invested Amount, the Seller has the option to repurchase the Certificateholders' Interest in the Trust. The repurchase price will be equal to (a) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (b) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day. Following the deposit of the Reassignment Amount in the Collection Account, the Class A Certificateholders, the Class B Certificateholders and the Class C Interest Holders will not have any interest in the Receivables and the Class B Certificates will represent only the right to receive such Reassignment Amount.

          This Class B Certificate does not represent an obligation of, or an interest in, the Seller, the Servicer or any affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Class B Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Series Supplement.

          The Agreement or any Supplement may, subject to certain conditions, be amended by the Seller, the Servicer and the Trustee without Certificateholder consent. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under the Agreement or otherwise.

          The Agreement or any Supplement may also be amended from time to time by the Servicer, the Seller and the Trustee, with the consent of the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or any Supplement or of modifying in any manner the rights of the Investor Certificateholders; provided,
                                                                       --------
however, that no such amendment shall (i) reduce in any manner the amount of or
-------
delay the timing of any distributions to be made to Investor Certificateholders or deposits of amounts to be so distributed or the amount available under any Series Enhancement without the consent of each affected Investor Certificateholder, (ii) change the definition of or the manner of

                                     A-2-7
calculating the interest of any Investor Certificateholder without the consent of each affected Investor Certificateholder, (iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Investor Certificateholder or (iv) adversely affect the rating of any Series or Class by each Rating Agency without the consent of the Holders of Investor Certificates of such Series or Class evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of such Series or Class. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under the Agreement or otherwise.

          The Class B Certificates are issuable in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class B Certificateholder or such Class B Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class B Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

          As provided in the Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates evidencing like aggregate fractional undivided interests as requested by the Class B Certificateholder surrendering such Class B Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

          THIS CLASS B CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                     A-2-8

                                  ASSIGNMENT


Social Security or other identifying number of assignee ________________________

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________________
                        (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _____________________


Signature Guaranteed:

_____________________*

_____________________



_____________
(*) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                                     A-2-9

                                                                       EXHIBIT B

                      FORM OF NOTIFICATION TO THE TRUSTEE
                      -----------------------------------

                               CAPITAL ONE BANK

                      -----------------------------------

                           CAPITAL ONE MASTER TRUST

                                 SERIES 1998-4

                      -----------------------------------

          The undersigned, a duly authorized representative of Capital One Bank, as Servicer pursuant to the Pooling and Servicing Agreement dated as of September 30, 1993 (as amended and supplemented, the "Pooling and Servicing Agreement"), among Capital One Bank and The Bank of New York, as trustee (the "Trustee"), does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement or the Series 1998-4 Supplement dated as of November 17, 1998, among Capital One Bank and the Trustee (as amended and supplemented, the "Series Supplement"), as applicable. This Certificate is delivered pursuant to Section 4.12(c) of the Series Supplement.

          2.  Capital One Bank is the Servicer.

          3.  The undersigned is a Servicing Officer.

                       NOTIFICATION TO MAKE WITHDRAWALS
                       FROM THE CASH COLLATERAL ACCOUNT

          A. Pursuant to Section 4.12 of the Series Supplement, the Servicer does hereby instruct the Trustee to make a withdrawal from the Cash Collateral Account on [___________], 199__, which date is a Transfer Date, in an aggregate amount as set forth below and to apply the proceeds of such withdrawal in accordance with Section 4.12(c), of the Series Supplement:

          Required Draw Amount in respect of the preceding Monthly
          Period . . . . . . . . . . . . . . . . . . . . . . . . . . .   $______

          B. Pursuant to Section 4.12(d) of the Series Supplement, the Servicer does hereby instruct the Trustee to make a withdrawal on [____________], 199__, which date is the Distribution Date of the current calendar month, from the Cash Collateral

          Account in an aggregate amount as set forth below and to apply the proceeds of such withdrawal pursuant to Section 4.12(d) of the Series
          Supplement:

          Pursuant to Section 4.12(d):
          ----------------------------

          The Cash Collateral Surplus  . . . . . . . . . . . . . . . .   $______

          IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this ___ day of ______________, ____.


                              CAPITAL ONE BANK,
                              Servicer,


                              By: ________________________
                                  Name:
                                  Title:

                                                                       EXHIBIT D


                FORM OF MONTHLY SERVICING OFFICER'S CERTIFICATE


                               CAPITAL ONE BANK



                           CAPITAL ONE MASTER TRUST
                                 SERIES 1998-4



          The undersigned, a duly authorized representative of Capital One Bank, as Servicer, pursuant to the Pooling and Servicing Agreement dated as of September 30, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-4 Supplement (as amended and supplemented, the "Series Supplement"), among Capital One Bank, and The Bank of New York, Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Capital One Bank is, as of the date hereof, the Servicer under the Agreement.

          3.  The undersigned is a Servicing Officer.

          4.  This Certificate relates to the Distribution Date occurring on
     _____________.

          5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date [or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and
     (iii) the current status of each such default; if applicable, insert
     "None"].

          6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement [or, if there is a Lien, such Lien consists of_________].

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this ______ day of __________, 199__.



                              CAPITAL ONE BANK,
                                    as Servicer,



                              By:_________________________
                                 Name:
                                 Title:

                                      D-2